                                                                   EXHIBIT 10.1

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                    INTERIM WAREHOUSE AND SECURITY AGREEMENT

                                  by and among

                          PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION
                                   as Lender

                                      and

                             AMRESCO CAPITAL TRUST
                                      and
                                 AMREIT I, INC.
                                      and
                                AMREIT II, INC.
                  as, individually and collectively, Borrower



                            Dated as of July 1, 1998





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



                               TABLE OF CONTENTS
                                                                                                                Page

Section I.                 The Loan.............................................................................  1

Section II.                Loan Files and Custodian.............................................................  9

Section III.               Representations, Warranties and Covenants............................................  9

Section IV.                Mandatory Partial Prepayment of Loan................................................. 13

Section V.                 Release of Loan Files Following Payment of Loan...................................... 15

Section VI.                Servicing............................................................................ 15

Section VII.               No Oral Modifications; Successors and Assigns; Assignment of
                           Collateral........................................................................... 16

Section VIII.              Reports.............................................................................. 16

Section IX.                Events of Default.................................................................... 18

Section X.                 Remedies Upon Default................................................................ 20

Section XI.                Indemnification...................................................................... 20

Section XII.               Periodic Due Diligence Review........................................................ 21

Section XIII.              Power of Attorney.................................................................... 22

Section XIV.               Choice of Law; Agreement Constitutes Security Agreement.............................. 22

Section XV.                Lender May Act Through Affiliates.................................................... 22

Section XVI.               Notices.............................................................................. 22

Section XVII.              Severability......................................................................... 24

Section XVIII.             Counterparts......................................................................... 24

Section XIX.               Additional Borrowers................................................................. 24

Section XX.                No Exclusivity....................................................................... 24

Section XXI.               Joint and Several Liability.......................................................... 24

Appendix I        Certain Definitions

Appendix II       Representations and Warranties

Exhibit A         Form of Secured Note

Exhibit B         Form of Opinion

Exhibit C         Form of Credit Increase Confirmation and Note Amendment

Exhibit D         Form of Funding Notice

Exhibit E         Delivery Obligations Related to Wet-Ink Eligible Assets

                    INTERIM WAREHOUSE AND SECURITY AGREEMENT


         THIS INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of July 1, 1998 (as amended or otherwise modified from time to time, this "Agreement") is by and among PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender") and AMRESCO CAPITAL TRUST, a Texas real estate investment trust ("ACT"), AMREIT I, INC., a Delaware corporation ("AMREIT I") and AMREIT II, INC., a Nevada corporation ("AMREIT II"), each having its principal office at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (individually and collectively, the "Borrower").

         WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to $400,000,000 to provide interim warehouse financing of Eligible Assets (as defined herein); and

         WHEREAS, the Lender's affiliate, Prudential Securities Incorporated ("PSI") pursuant to the Securitization Agreement (as defined herein) will be engaged as the placement agent or the underwriter, as the case may be (such role, the "Manager Role"), for each initial securitization (each such initial securitization is hereinafter referred to as the "First Securitization") involving the public or private placement of securities relating to the Pledged Eligible Assets (as defined herein) (the First Securitization and any subsequent securitization a "Securitization") to be sponsored by the Borrower (or by an Affiliate thereof) and collateralized by some or all of the Pledged Eligible Assets.

         Capitalized terms used herein and not otherwise specifically defined herein are defined in Appendix I hereto.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

         Section I. The Loan.

         Subject to the terms of this Agreement:

         1. Maximum Loan Amount. The Lender agrees to lend to the Borrower up to a maximum of $400,000,000 under this Agreement (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that the aggregate outstanding Advances made in connection with one or more Construction Loans shall not exceed $150,000,000 at any one time without the prior written consent of the Lender. The Borrower agrees that the Loan shall be used to warehouse certain commercial mortgage loans and commercial real estate assets, including, but not limited to, Wet-Ink Eligible Assets, Mortgage Loans, Construction Loans, Mezzanine Loans, Bridge Loans, Rehabilitation Loans, Participating Loans, and Other Real Estate Assets as may be allowed hereunder or as otherwise approved in writing by the Lender (all of the foregoing described loans and other assets, collectively, "Eligible Assets"), provided that all Eligible Assets have been originated in accordance with the

Borrower's approved underwriting guidelines or otherwise have been approved by the Lender and such Eligible Assets are eligible to be included in a Securitization or other exit strategy, in each case as reasonably determined by Lender. The Eligible Assets to be pledged to the Lender hereunder shall be identified by the Borrower to the Lender in writing from time to time. Any Eligible Asset for which an Advance is made hereunder is hereinafter referred to as a "Pledged Eligible Asset."

         2. Advances. (a) Each Advance shall be made, pursuant to the terms of this Agreement on a date prior to the Maturity Date referred to below (each such date, a "Funding Date"); provided that:

         (i) not later than (A) five Business Days prior to the proposed Funding Date for an Initial Advance, the Borrower shall deliver to the Lender a written underwriting transmittal in form satisfactory to Lender (an "Underwriting Transmittal") for each Eligible Asset proposed to be pledged in connection with such Initial Advance, and (B) two Business Days prior to the proposed Funding Date for an Initial Advance, the Borrower shall deliver to the Lender (i) a written notice (a "Funding Notice") in the form of Exhibit D hereto and (ii) a schedule, via facsimile, in a mutually satisfactory form to be agreed upon between the Borrower and the Lender, detailing certain specified characteristics of the Eligible Assets proposed to be pledged in connection with such Initial Advance (each such schedule, a "Commercial Loan/Asset Schedule");

         (ii) the representations, warranties and covenants of the Borrower set forth in this Agreement shall be true and correct on and as of such Funding Date as if made on and as of such date;

         (iii) no Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

         (iv) the Lender shall have received (A) in connection with each Initial Advance other than an Advance relating to a Wet-Ink Eligible Asset, by no later than 12:00 noon (New York City time) on the related Funding Date, a certificate from the Custodian referred to below to the effect that it has reviewed the loan files relating to the Eligible Assets being pledged in connection with the Advance being made on such Funding Date and has found no material deficiencies in such loan files (the "Custodian's Certification") and (B) prior to the first Advance under this Agreement relating to a Pledged Eligible Asset, one or more legal opinion(s) from counsel (which may be in-house counsel) to the Borrower in the form of Exhibit B attached hereto and an executed copy of the Secured Note in the form of Exhibit A attached hereto;

         (v) for Eligible Assets other than Wet-Ink Eligible Assets, the Borrower shall have delivered or caused to be delivered to the Custodian all required documents with respect to the Eligible Assets being pledged to the Lender hereunder on such

                Funding Date and for Wet-Ink Eligible Assets, the Borrower shall deliver or cause to be delivered to the Custodian all required documents with respect to such Wet- Ink Eligible Assets in accordance with the time frames and as specified in Exhibit E attached hereto;

         (vi) for Wet-Ink Eligible Assets, the Borrower shall have delivered facsimile copies of the following documents, each of which shall have been deposited in escrow with the title company: the certification that the Borrower has received all loan documents described in the closing instruction letter to the title company; the executed promissory note with an assignment of such note from Borrower to Lender; an assignment of the mortgage from Borrower to Lender; and a signed copy of the closing instruction letter in a form mutually agreeable to Borrower and Lender.

         (vii) prior to the first Advance under this Agreement relating to a Pledged Eligible Asset, the Lender shall have received a complete and up-to-date copy of the Borrower's underwriting guidelines and closing procedures and Lender shall have approved such guidelines and closing procedures and, prior to each Advance, the Lender shall have approved all changes or modifications thereto, if any, that, in the reasonable judgment of the Lender, may result in a material relaxation of the standards or requirements contained in Borrower's underwriting guidelines or the closing procedures;

         (viii) prior to the first Advance under this Agreement relating to a Pledged Eligible Asset, the Lender shall have received a Secretary's Certificate of each Borrower, with copies of (A) ACT's Declaration of Trust and as to AMREIT I and AMREIT II, each such Borrower's respective certificate of incorporation,
                (B) the Borrowers' by-laws, and (c) a good standing certificate for each of the Borrowers (other than ACT);

         (ix) with respect to each Eligible Asset other than Wet-Ink Eligible Assets to be funded on each Funding Date, Lender shall have given its prior approval to allow an Advance with respect to such Eligible Asset and, to the extent not otherwise specified in this Agreement, established an Advance Rate for such Eligible Asset;

         (x) with respect to any Advance relating to Pledged Eligible Assets after the Initial Advance, Lender shall have received (a) a Funding Notice at least two Business Days prior to the date requested for funding such Advance, and (b) no change shall have occurred with respect to any material fact contained in the Underwriting Transmittal relating to the Pledged Eligible Asset; and

         (xi) to the extent described in Section IV(c) hereof, no notice described in said Section IV(c) shall have been received by the Lender.

         (b) On any Funding Date relating to a Wet-Ink Eligible Asset, Lender will make an Advance for the amount requested by Borrower in a Funding Notice that includes a representation and warranty that such Wet-Ink Eligible Asset
(i) has been underwritten in general accordance with Borrower's underwriting guidelines or meets current market parameters for securitization of such Wet-Ink Eligible Asset and (ii) is not a Construction Loan, provided, however, that the Advance Rate with respect to any such Advance shall be (x) 70% for any Wet-Ink Eligible Asset with a committed loan or investment amount of $25,000,000 or less and (Y) 50% for any Wet-Ink Eligible Asset with a committed loan or investment amount greater than $25,000,000 and provided, further, that the maximum amount of Advances outstanding at any one time that the Lender has either already funded or committed to fund without Lender's approval shall not exceed $50,000,000.

         (c) Lender agrees to approve or disapprove any Eligible Asset within five Business Days of receipt by Lender of the Underwriting Transmittal and the information and documents required in Section I(2); provided, however, that Lender shall have no obligation to make the first Advance under this Agreement in connection with any Funding Notice until Lender or Custodian, as applicable, shall also have received the documents required in Sections I(2)(I), (iv)(B),
(vii) and (viii). Lender shall approve or disapprove such Eligible Asset within five Business Days and shall promptly confirm in writing any such decision not to finance such Eligible Loan. To the extent that an Advance has been made under Section (I)(2)(b) with respect to a Wet-Ink Eligible Asset, Lender shall fund the difference between an Advance for such Wet-Ink Eligible Asset determined in accordance with the provisions of Section I(3)(c) and the amount of the Advance previously made with respect to such Asset within two Business Days of a request therefor from Borrower.

         (d) Construction Loans and Other Real Estate Assets will be evaluated on an individual basis, with no minimum Advance Rate or Advanced Amount being committed to by Lender; provided, however, if approved by Lender for funding, the Advance Rate applicable to any Construction Loan or Other Real Estate Asset shall be not less than 50% of Budgeted Costs (as defined herein) (the "Minimum Advance Rate"). Notwithstanding the amount advanced by Borrower to the underlying mortgagor/borrower on a Construction Loan or Other Real Estate Asset, the only portion thereof that will qualify for consideration of an Advance by Lender is that portion representing the total construction budget (including interest carry and budgeted soft costs, but excluding any developer profit to the borrower or any affiliate of the borrower or the cost of any land in excess of the purchase price thereof) of the project or other asset, as applicable (collectively, "Budgeted Costs"), as further described in the underwriting guidelines. The Maximum Advanced Amount on Construction Loans will not exceed (i) 75% of Budgeted Costs where the underlying mortgagor/borrower is funding 5% or more of Budgeted Costs or (ii) 71.25% of the Budgeted Costs where the underlying mortgagor/borrower is funding less than 5% of Budgeted Costs. Lender shall not be obligated to make an Advance relating to a Construction Loan or Other Real Estate Assets more frequently than once in any calendar month, nor to make any Advance prior to Borrower and/or the underlying mortgagor/borrower having funded an amount which in the aggregate equals the difference between (x) Budgeted Costs approved by Lender and (y) the approved Advanced Amount.


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


         (e) For any Pledged Eligible Asset with a Debt Service Coverage Ratio of less than 1.0, the Advance Rate for such Pledged Eligible Asset shall not exceed 80% of the Market Value of the loan and shall be deemed to be under Advance Rate Schedule A of Table I for purposes of determining the Applicable Interest Rate Spread.

         (f) In the event that Lender does not give its approval to any Eligible Asset for which an Advance is requested hereunder, or the Lender approves such Eligible Asset for an Advanced Amount or with an Advance Rate less than that requested by Borrower, Lender will make a good faith effort to review and discuss with Borrower the circumstances causing Lender to disapprove the proposed Eligible Asset or reduce the Advanced Amount or Advance Rate in order to try to resolve any differences between Lender and Borrower. The provisions of this Section 2(f) shall not impose any affirmative obligation on the part of Lender to resolve such differences.

         3. Interest; Facilities Fee.

         (a) The Loan shall accrue interest daily on its outstanding principal amount, with interest calculated for the actual number of days elapsed based on a 360-day year. The interest rate (the "Interest Rate") on the Loan shall be (except as otherwise provided in Section X(D) hereof) the Applicable Interest Rate Spread plus LIBOR as determined by Lender as of 11:00 a.m. New York time on the Eurodollar Business Day immediately preceding each of (i) the related Funding Date and (ii) the first day of each succeeding calendar month. Interest which accrues during each calendar month shall be payable on the fifth Business Day of the following month with any outstanding interest due and payable in its entirety on the Maturity Date or, if extended, the Extended Maturity Date, or if earlier, the date of termination of this Agreement. "LIBOR" means (i) the rate (expressed as a percentage per annum) for one-month deposit in U.S. dollars that appears on Telerate Page 3750 as of 11:00 a.m., New York City time on the applicable Eurodollar Business Day for such period or (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. New York City time, on the applicable Eurodollar Business Day, the rate (expressed as a percentage per annum) for one-month deposit in U.S. dollars as reported by Morgan Guaranty Trust Company of New York or its successor(or such other prime bank in the London Interbank market as Lender shall designate). "Eurodollar Business Day" means a Business Day in New York on which commercial banks are open for international business (including dealings in deposits in U.S. dollars) in London.

         (b) The Applicable Interest Rate Spread shall mean, as to each Pledged Eligible Asset, the applicable basis point spread ("BPS") determined by taking the LTV for the Eligible Asset and the Applicable Interest Rate Spread corresponding to such LTV from the following Table I based upon the Advance Rate Schedule selected by Borrower:

                                    TABLE I
                        APPLICABLE INTEREST RATE SPREAD


                                               Basis Point Spread                   Basis Point Spread
            Maximum LTV                     Advance Rate Schedule A              Advance Rate Schedule B
            -----------                     -----------------------              -----------------------
                80%                                 100 BPS                              100 BPS

                85%                                 110 BPS                              100 BPS

                90%                                 125 BPS                              100 BPS

                95%                                 150 BPS                              100 BPS

               100%                                 150 BPS                              100 BPS

         Notwithstanding the foregoing, during any time that the cumulative balance of all Advanced Amounts outstanding on Construction Loans exceeds $60,000,000 ("Tranche B Floor"), the Applicable Interest Rate Spread shall mean the following:


        Advanced Amount                          Applicable Interest Rate Spread
        ---------------                          -------------------------------
Tranche A = $0-$60,000,000                  X = Determined in accordance with Table I above

Tranche B - In excess of                    Y = 200 BPS
            $60,000,000


         The initial Applicable Interest Rate Spread will be determined as to an Advance related to a Construction Loan on the applicable Funding Date based on the cumulative balance of all Advanced Amounts related to Construction Loans as of such date, and will be adjusted, if mandated by the provisions below, on the first day of each succeeding calendar month based on the cumulative balance of all Advanced Amounts related to Construction Loans as of such date. For example: On June 15, the cumulative balance of all Advanced Amounts related to Construction Loans is $50,000,000. On June 16, an additional Advance of $20,000,000 is made and the cumulative balance increases to $70,000,000. The initial Applicable Interest Rate Spread on $10,000,000 of such Advance (Tranche
A) is X, and Y on the other $10,000,000 (Tranche B). If the cumulative balance of all Advanced Amounts related to Construction Loans is $65,000,000 on July 1, the Applicable Interest Rate Spread on $5,000,000 of the $10,000,000 Tranche B portion of such Advance described above is adjusted to X, such that $15,000,000 of such Advance is then allocated to Tranche A, and the Applicable Interest Rate Spread on the remaining $5,000,000 continues to be Y and that portion of the Advance continues to be allocated to Tranche B. If on August 1, the cumulative balance of all Advanced Amounts related to Construction Loans is $30,000,000, the Applicable Interest Rate Spread on all related Advances will be X.

         The amount of each Advance with respect to a Pledged Eligible Asset (such amount, the "Advanced Amount") shall equal the amount agreed upon by Lender and Borrower, provided, however that for Construction Loans and Other Real Estate Assets, the Advance Amount shall not be less than the Minimum Advance Rate. The obligation to fund any Advance Amount on Loans with more than one Advance shall not arise until the borrower/mortgagor has funded the portion of Budgeted Costs required to be funded by the borrower/mortgagor and the Borrower has funded the difference between the Advanced Amount and the amount of the Pledged Eligible Asset, provided, however, that the Advanced Amount, when added to the sum of all prior Advances relating to such Pledged Eligible Asset shall not exceed the lesser of (i) for Construction Loans, 75% of the Budgeted Costs, or (ii) the product obtained by multiplying the Market Value (or if less, the par amount of such Pledged Eligible Asset) by the Advance Rate; or (iii) the Eligible Asset Value of such Pledged Eligible Asset.

         (c) For purposes of this Agreement:

         Advance Rate means, with respect to each Eligible Asset (excluding Construction Loans and other Real Estate Assets and subject to the terms of the immediately succeeding paragraph), the applicable rate determined in accordance with the following Table II:


                                    TABLE II

                            APPLICABLE ADVANCE RATE


                                            Advance Rate Schedule A              Advance Rate Schedule B
                                                         ----------                           ----------
            Maximum LTV

                80%                                   95%                                  95%

                85%                                   93%                                  87%

                90%                                   90%                                  80%

                95%                                   85%                                  75%

               100%                                   80%                                  70%


         Notwithstanding the foregoing, for any Pledged Eligible Asset with a Debt Service Coverage Ratio of less than 1.0, the Advance Rate for such Pledged Eligible Asset shall not exceed 80% of the Market Value of the Pledged Eligible Asset and shall be deemed to be under Advance Rate Schedule A of Table I for purposes of determining the Applicable Interest Rate Spread.

         4. Maturity and Prepayment. (a) The Loan evidenced hereby shall mature on the Maturity Date (or if extended, the Extended Maturity Date) and all amounts outstanding hereunder shall be due and payable on each Maturity Date or Extended Maturity Date. If the

Loan is not extended by means of a Credit Increase Confirmation and Note Amendment, the Loan shall immediately and automatically become due and payable without any further action by the Lender on the Maturity Date or any Extended Maturity Date, and in the event of non-payment in full on such Maturity Date or Extended Maturity Date the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code of the State of New York (the "New York UCC"). Notwithstanding the foregoing, unless otherwise extended in writing by Lender, all Advances made with respect to any Pledged Eligible Asset and any accrued and unpaid interest thereon are due and payable in full on or before the earlier of this Maturity Date and the date which is 9 months after the Funding of the Initial Advance with respect to such Pledged Eligible Asset, provided, however, such period shall be 18 months for Advances made within 9 months of the effective date of this Agreement, unless such date is extended by the Lender, in its sole discretion.

         (b) The Loan is pre-payable at any time without premium or penalty, in whole or in part; provided, that in connection with any prepayment of the Loan in part (other than any prepayment pursuant to Section I(4)(a), Section IV(A) or (B) or any prepayment resulting from a payment in full of the Pledged Eligible Asset by the underlying borrower, in which case such Pledged Eligible Assets shall be released by the Lender upon payment in full of the related Advance), Pledged Eligible Assets may not be removed from this facility with the result that, in the Lender's sole discretion a Collateral Deficiency Situation would then exist unless the Borrower cures such Collateral Deficiency Situation in accordance with the provisions of Section IV(D). If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of a Securitization, payment in full by the underlying borrower, or as a result of some other exit strategy approved by Lender, the Borrower shall give two Business Days' written notice to the Lender. Any principal repayments received from any underlying borrower shall be paid directly to the Lender in an amount that equals the Advance Rate applicable to such Pledged Eligible Asset times the principal repayment; provided, however, at the Borrower's written election and unless otherwise provided to the contrary by Lender, any principal repayments received by the Borrower may be applied against any unfunded Advance Amount applicable to a Pledged Eligible Asset which the Lender is otherwise obligated to advance to Borrower in accordance with this Agreement. Any written notice by the Borrower with respect to such scheduled amortization payments shall specify which Pledged Eligible Asset such prepayment is being applied towards. Any amounts pre-paid under this Agreement prior to each Maturity Date may be re-borrowed, subject to the terms and conditions of this Agreement, until such Maturity Date.

         In the event that the Loan is extended beyond its then scheduled Maturity Date by means of a Credit Increase Confirmation and Note Amendment, the factors set forth in the definitions of "Advanced Amount," "Collateral Deficiency Situation" and "Restoration Amount" may be revised by the Lender in its sole and reasonable discretion.

         5. Break-up Fee. Subject to the terms and conditions of the Securitization Agreement, Lender may be entitled to a break-up fee with respect to the disposition of Pledged Eligible Assets, including securitizations involving such assets as well as the sale and transfer of such assets.

         6. Secured Note. The Loan shall be evidenced by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the "Secured Note").

         Section II. Loan Files and Custodian. The Borrower shall deliver to Bank One, Texas, N.A., as custodian on behalf of the Lender, or such other custodian that may be mutually agreeable to the Lender and the Borrower from time to time (the "Custodian"), with respect to each Pledged Eligible Asset, the documents and instruments listed in Section 2 of that certain Custodial Agreement, dated as of July 1, 1998 (as amended and modified from time to time, the "Custodial Agreement"), among the Lender, the Borrower and the Custodian. The Pledged Eligible Assets, the documents and instruments evidencing and relating to the Pledged Eligible Assets (collectively, the "Commercial Loan/Asset Files"), the collateral securing such Pledged Eligible Assets, together with any proceeds thereof, are hereinafter referred to as the "Collateral". The Borrower hereby pledges all of its right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on the Loan and all other amounts owing by the Borrower to the Lender hereunder or under any other agreement or arrangement now existing or hereinafter entered into among such parties (collectively, the "Secured Obligations").

         Section III. Representations, Warranties and Covenants.

         A. The Borrower represents and warrants to the Lender that, except as otherwise disclosed and approved by Lender:

         1. Each Borrower has been duly organized and is validly existing as
(i) with respect to ACT, a real estate investment trust duly organized under the laws of the State of Texas, (ii) with respect to AMREIT I, a corporation duly organized and in good standing under the laws of the State of Delaware, and (iii) with respect to AMREIT II, a corporation duly organized and in good standing under the laws of the State of Nevada.

         2. Each Borrower is duly licensed or is otherwise qualified in each state in which it transacts business to the extent required under applicable law except where the failure to take such action would not (either individually or in the aggregate) have a Material Adverse Effect and is not in default of such state's applicable laws, rules and regulations. Each Borrower has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, the Custodial Agreement and the Secured Note.

         3. At all times after the Custodian has received a Pledged Eligible Asset from the Borrower and until payment in full of the Loan, a Borrower will not knowingly and intentionally commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

         4. Each Borrower is solvent and no condition exists under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money to which any Borrower is a party which (either individually or in the aggregate) has caused, or would be reasonably likely to cause, a Material Adverse Effect, and the execution, delivery and performance by the Borrowers of this Agreement, the Secured Note and the Custodial Agreement do not conflict with any term or provision of the declaration of trust or certificate of incorporation, as applicable, or by-laws of the Borrowers or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the respective Borrowers of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Borrowers and will not result in any violation of any such mortgage, instrument or agreement.

         5. All financial statements or certificates of any Borrower, any Affiliate of the Borrowers or any of its officers furnished to the Lender are true and complete in all material respects and do not omit to disclose any material liabilities or other facts relevant to the Borrowers' or such Affiliate's condition. All such financial statements (other than any financial statements prepared to show Borrower's taxable income) have been prepared in accordance with GAAP; provided, that interim financial statements shall not be required to and may not include footnotes.

         6. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by any Borrower of this Agreement, the Secured Note or the Custodial Agreement.

         7. Except as otherwise disclosed to and approved by Lender prior to the Initial Advance or disclosed to Lender for clause (C) below, there is no action, proceeding or investigation pending with respect to which any Borrower has received service of process or, to the best of any Borrower's knowledge, threatened against it before any court, administrative agency or other tribunal
(A) asserting the invalidity of this Agreement, the Secured Note or the Custodial Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Secured Note or the Custodial Agreement, or (C) which if determined against any Borrower would materially and adversely affect the validity or collectability of the Pledged Eligible Assets or the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement, the Secured Note or the Custodial Agreement.

         8. Except as otherwise disclosed to and approved by Lender prior to the Initial Advance, and, after the Initial Advance, as disclosed to Lender from time to time (and subject to Lender's rights hereunder to declare a Collateral Deficiency Situation), there is no action, proceeding or investigation pending with respect to which any Borrower has received service of process, or to the best of Borrower's knowledge, threatened against it before any court, administrative agency or other tribunal challenging the enforceability of any material mortgage loan document relating to a Pledged Eligible Asset or raising a defense to the exercise of any remedies under such mortgage loan documents.

         9. Except as otherwise disclosed to and approved by Lender, no event has occurred which has caused a Material Adverse Effect since the date set forth in the financial statements supplied to the Lender.

         10. This Agreement, the Secured Note and the Custodial Agreement have been duly authorized, executed and delivered by each Borrower, all requisite trust or corporate action, as applicable, having been taken, and each is valid, binding and enforceable against the respective Borrower in accordance with its terms except as such enforcement may be affected by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, redemption or other similar laws affecting the enforcement of creditor's rights generally, or by general principles of equity.

         B. With respect to every Pledged Eligible Asset, the Borrower represents and warrants to the Lender that except as otherwise disclosed to and approved by Lender prior to the Initial Advance:

         1. Such Pledged Eligible Asset and all accompanying collateral documents obtained and required to be obtained in connection with the Pledged Eligible Assets are complete and authentic and all signatures thereon are genuine.

         2. Such Pledged Eligible Asset arose from a bona fide loan or contract, as applicable, complying in all material respects with all applicable State and Federal laws and regulations, and is not subject to any valid defense, set-off or counterclaim.

         3. Except as set forth in Section III(B)(9) below, no default has occurred in any provisions of such Pledged Eligible Asset.

         4. With respect to such Pledged Eligible Asset, all amounts represented to be payable on the related Promissory Note or other contract are, in fact, payable pursuant to the provisions of such Promissory Note or other contract.

         5. To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Pledged Eligible Asset is not subject to any other encumbrances other than "permitted encumbrances" that may be allowed under the Borrower's underwriting guidelines approved by the Lender or as described in the Underwriting Transmittal.

         6. The Borrower holds good and indefeasible title to, and is the sole owner of, such Pledged Eligible Asset and as of the related Funding Date, such Pledged Eligible Asset is not subject to any liens, charges, mortgages, encumbrances or rights of any person other than Lender except (a) such liens that are to be released simultaneously with the pledge to the Lender hereunder or (b) as has otherwise been approved by the Lender in writing.

         7. Each Pledged Eligible Asset conforms to the description thereof as set forth on the related Commercial Loan/Asset Schedule delivered to the Custodian and the Lender.

         8. All applicable disclosures required by the Real Estate Settlement Procedures Act, by Regulation X promulgated thereunder and by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-

Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

         9. Except as otherwise disclosed in the Underwriting Transmittal, as of the first Funding Date under this Agreement or any subsequent Funding Date, such Pledged Eligible Asset is not 31 or more days delinquent as of the last payment due date for such Pledged Eligible Asset and since inception such Pledged Eligible Asset has not been 31 or more days delinquent on more than one occasion.

         10. The Pledged Eligible Assets do not have characteristics which are materially worse than those of other similar Eligible Assets financed by the Borrower during the twelve-month period preceding the first Funding Date under this Agreement.

         11. To the extent applicable, the representations and warranties set forth in Appendix II are true in all material respects as to the Pledged Eligible Assets as of the date of closing of each such Pledged Eligible Asset except as disclosed in the related Underwriting Transmittal prepared and delivered by the Borrower.

         12. Each Pledged Eligible Asset was originated pursuant to the Borrower's written underwriting guidelines (including any amendments and modifications thereto) heretofore provided to, and approved by, the Lender, except for such material exceptions which have been disclosed to, and where required hereunder pre-approved by, the Lender in the Underwriting Transmittal.

         13. On the applicable Funding Date for any Advance funded pursuant to
Section I(2)(b) without the Lender's approval as provided in such section, Borrower will have sufficient cash, cash-equivalent reserves or additional borrowing capacity through an alternate borrowing facility to repay the amount of such Advance if Lender determines in its reasonable judgment that such Pledged Eligible Asset does not meet the Borrower's underwriting guidelines.

         C. The Borrower covenants with the Lender that, during the term of this facility:

         1. Tangible Net Worth. ACT, on a consolidated basis, shall maintain Tangible Net Worth and a schedule showing Tangible Net Worth (and shall deliver prior to the first Advance under this Agreement, a schedule showing Tangible Net Worth) in an amount not less than the sum of (i) $100 million, plus (ii) seventy-five percent (75%) of the net cash proceeds of any equity subsequently raised by Borrower in any public or private offering, as of the last day of any calendar quarter.

         2. REIT Status. ACT shall conduct its business so as to qualify as a real estate investment trust ("REIT") as defined in Section 856 of the Code, shall elect to be taxed as a REIT for its taxable year ending December 31, 1998. The Borrower does not know of any currently existing event or condition which would cause or is reasonably likely to cause the Company to fail to qualify as a REIT. If Borrower does, however, at any point decide to forego qualification as a REIT under the Code, the Lender shall have no further obligation to fund additional Advances, provided, however, that all Advances outstanding shall not be accelerated solely for failure of this covenant.

         3. Underwriter. Subject to the provisions of Section I(5), PSI shall have the right to be engaged in the Manager Role during the term of this Agreement as provided in the Securitization Agreement.

         4. Licenses. With respect to each state in which the Borrower is not licensed or otherwise qualified to do business, upon (i) meeting the requirements which make it subject to such licensing or qualification in any such state or (ii) the advice of counsel that the Borrower become licensed or qualified, the Borrower shall either (x) become licensed or otherwise become qualified to do business in each such state or (y) cease doing business in such state relating to Pledged Eligible Assets subject to this Agreement except in either instance described in (x) or (y) the failure to take such action would not (either individually or in the aggregate) have a Material Adverse Effect.

         5. Coverage Ratio. ACT, on a consolidated basis, shall not permit the Coverage Ratio at the end of any calendar quarter to be less than 1.4 to 1.

         6. Leverage Ratio. The Total Indebtedness of Borrower shall not exceed, at the end of any calendar quarter, 400% of shareholders' equity, as determined in accordance with GAAP.

         7. Delivery of Documents. If requested by lender the Borrower will deliver to Lender copies of each of the documents to be delivered to the custodian under the Custodial Agreement and the Lender shall be entitled to rely on each of the representations and warranties in favor of the Custodian contained therein.

         8. Standard Loan Documents. The Borrower will use, or cause to be used, standard loan documents for each Pledged Eligible Asset, in form and substance satisfactory to the Lender, modified, as necessary in the reasonable opinion of Borrower and consistent with institutional lending documentation to conform to terms of the transaction involved, provided that such loan documents contain customary provisions in institutional loan documents protective of Lender's interests under such loan documents and which are adequate for the realization against the collateral securing the Mortgage Loan, subject to any limitations imposed by (a) bankruptcy, reorganization, fraudulent conveyance, moratorium, redemption or other similar laws affecting the enforcement of creditor's rights generally and (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or in law).

         Section IV. Mandatory Partial Prepayment of Loan.

         A. Upon discovery by the Borrower or the Lender of any breach of any of the representations, warranties or covenants set forth in this Agreement, the party discovering such breach shall promptly give notice of such discovery to the other. The Lender has the right to require, in its unreviewable discretion, the Borrower to repay the Loan in part with respect to any Pledged Eligible Asset (i) as to which there has been a material breach of one or more of the representations, warranties or covenants listed in Section III(B) preceding (notwithstanding any qualification therein as to the Borrower's knowledge) or (ii) which is not a Construction Loan, Rehabilitation Loan, a Mezzanine Loan or Other Real Estate Asset and is determined by the Lender to be unacceptable for inclusion in any Securitization.

         B. If any Pledged Eligible Asset, as indicated on any Supplemental Commercial Loan/Asset Schedule delivered pursuant to Section VII(A) hereof or otherwise, becomes 31 or more days delinquent, Lender may require the Borrower to prepay the Loan in part with respect to such Pledged Eligible Asset, or, with the Lender's consent, deliver a qualifying substitute Eligible Asset in its place. Any such Pledged Eligible Asset which becomes 31 or more days delinquent will be subject to an immediate re-determination of its Market Value. At the request of the Borrower, upon delivery of a qualifying substitute Eligible Asset or payment in full of all Advances related to such delinquent Pledged Eligible Asset, the Lender agrees to cause to be released from the lien hereof the Pledged Eligible Asset and the documents described as Mortgage Documents in the Custodial Agreement.

         C. If, on any date other than a Funding Date, the Lender determines that a Collateral Deficiency Situation exists, the Lender shall so notify the Borrower, and the Borrower, within ten Business Days (five (5) Business Days to the extent the Collateral Deficiency Situation relates to a Pledged Eligible Asset which was not subject to Lender's separate approval rights as provided in
Section I(2)(b)), shall either (i) pay to the Lender the Restoration Amount or
(ii) deliver to the Custodian on behalf of the Lender additional Eligible Assets having an aggregate Market Value at least equal to the Restoration Amount. In the event that the Lender determines that a Collateral Deficiency Situation exists due to a reduction in the Market Value of one or more of the Pledged Eligible Assets, Lender will make a good faith effort to review and discuss with the Borrower the circumstances causing a Collateral Deficiency Situation to exist (but only if such circumstances are related to issues other than changes in interest rates, mortgage whole loan trading yield spreads, or securitization issuance/trading yield spreads) and to attempt to resolve any difference of opinion in such Market Value with Borrower within the period specified above.

         D. Additional Advances for Excess Collateral.

         In the event that Borrower has a good faith belief that the Eligible Asset Value of a Pledged Eligible Asset has increased as a result of an increase in its DSCR or other means supportable by Borrower and agreed to by Lender in its sole discretion, so long as no Default or Event of Default has occurred and is continuing:

         1. Borrower may prepare a Request for Additional Advance in a form satisfactory to Lender ("Request for Additional Advance"), specifying (i) the Pledged Eligible Asset(s) and Advance Amount for which an Advance is sought and the requested Funding Date, (ii) the Borrower's determination of the new Eligible Asset Value and DSCR with respect to such Pledged Eligible Asset, and
(iii) an Underwriting Transmittal supporting the increase in Eligible Asset Value and DSCR.

         2. Borrower may transmit the Request for Additional Advance by facsimile transmission to Lender. Upon review of the Request for Additional Advance and confirmation that, after giving effect to the requested Additional Advance, Lender determines that a Collateral Deficiency situation will not exist the Lender may, in its sole discretion, decide to approve the Additional Advance and countersign the Request for Additional Advance and may advance funds in the amount set forth in such Request for Additional Advance. In the event that the Lender's assessment of the Market Value of the Pledged Eligible assets would alter the information set forth in any Request for Additional Advance, the Lender shall promptly notify the Borrower in writing of such assessment.

         3. The Lender shall not be obligated to countersign a Request for Additional Advance.

         E. Hedging. Lender will advise PSI to recommend and provide quotes for Interest Rate Protection Agreements in connection with Pledged Eligible Assets and Eligible Assets in process. Any Interest Rate Protection Agreements shall be priced "at market" and subject to a "check away" mechanism. In determining whether a Collateral Deficiency Situation exists, Lender will offset any increase in fair market value of any Interest Rate Protection Agreements in which Lender has been granted a first-lien security interest against any decrease in Market Value relating to the Pledged Eligible Assets, and Lender shall offset any increase in Market Value of the Pledged Eligible Assets against any Hedge Loss related to Interest Rate Protection Agreements in which Lender has been granted a first-lien security interest.

         Section V. Release of Loan Files Following Payment of Loan. The Lender agrees to cause to be released from the lien hereof the Pledged Eligible Assets and the documents described as Mortgage Documents in the Custodial Agreement at the request of the Borrower upon payment in full of the Loan, or, if a partial payment of the Loan occurs, the Pledged Eligible Assets and the related documents held by the Custodian relating to the Advances being repaid associated with such Pledged Eligible Assets; provided, that, with respect to payments in full of any Pledged Eligible Asset, the Borrower agrees to (i) provide the Lender with a copy of a report from the Borrower, as servicer, or a subservicer of Borrower, or a certification indicating that such Pledged Eligible Asset has been paid in full and (ii) pay to the Lender in full all outstanding Advances with respect to such Pledged Eligible Asset (subject to the Borrower's rights under Section I(4)(b)). The Lender agrees to release such lien within one Business Day after receipt of both (i) and (ii) from the immediately preceding sentence.

         Section VI. Servicing. The Borrower shall service or cause the Pledged Eligible Assets to be serviced (i) in accordance with the provisions of the Management Agreement executed in connection with the servicing of the Eligible Assets and (ii) with the degree of skill and care consistent with that which the Borrower customarily exercises with respect to similar Eligible Assets owned, managed, or serviced by it and all applicable industry standards. The Borrower shall (i) comply with all applicable Federal and State laws and regulations, (ii) maintain all State and Federal licenses, except where the failure to take such action would not (either individually or in the aggregate) have a Material Adverse Effect, necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of the Lender in any Pledged Eligible Assets or any payment thereunder.

 Section VII. No Oral Modifications; Successors and Assigns; Assignment of Collateral. No provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and assigns of the parties hereto. Borrower acknowledges and agrees that Lender may re-pledge, enter into repurchase transactions, and otherwise re-hypothecate (including the granting of participation interests therein, provided that any such participation and re-hypothecation does not materially increase any obligation of Borrower hereunder) the Collateral for the Loan; provided, that no such act shall in any way affect the Borrower's rights to the Collateral.

         Section VIII. Reports.

         A. The Borrower shall provide the Lender with a report (a "Supplemental Commercial Loan/Asset Schedule") (i) on the date any additional or substitute Eligible Assets are delivered pursuant to Section IV(B) or
Section IV(D) hereof and at least (a) two Business Days before each Funding Date for any Eligible Asset other than a Wet-Ink Eligible Asset and (b) the 15th day of the month, and (ii) within two Business Days following any request by the Lender or any affiliate thereof for such a schedule. Such Supplemental Commercial Loan/Asset Schedule will contain information concerning (a) the Pledged Eligible Assets then held in this warehouse facility, (b) any Eligible Assets proposed to be delivered to the facility on the next Funding Date or in connection with the cure of a Collateral Deficiency Situation pursuant to
Section IV(B) or Section IV(D) hereof and (c) the portfolio performance data with respect to all Pledged Eligible Assets, including, without limitation, any outstanding delinquencies, prepayments in whole or in part and any repurchases by the Borrower, and shall be in a format as may be agreed upon by the Borrower and the Lender from time to time. The Borrower shall also provide to the Lender every two weeks a pipeline report, indicating the status of pending transactions, including transactions for which a term sheet or other proposal has been submitted, the status of all deals in which commitments have been granted, the expected closing/funding date, and which loans included on such list the Borrower anticipates will become Pledged Eligible Assets, in a form satisfactory to Lender. Each such report in this paragraph shall be transmitted by the Borrower to the Lender via facsimile, except for each monthly report which shall be transmitted by the Borrower to the Lender either via modem or on a computer disk or tape.

         B. The Borrower shall furnish to Lender (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from the Borrower's or any Affiliate's other lenders, (y) immediately, notice of the occurrence of any "Event of Default" hereunder or of any situation which the Borrower, with the passage of time, reasonably expects to develop into an "Event of Default" hereunder and (z) the following:

         (i) consolidated audited financial statements of ACT within 120 days of the end of each calendar year, together with a calculation showing Tangible Net Worth;

         (ii) unaudited financial statements of AMREIT II within 120 days of such Borrower's fiscal year end, certified by such Borrower's Chief Financial Officer or Controller, or the Chief Financial Officer, Treasurer of Controller of AMREIT Managers, L.P. (the "Manager");

         (iii) within 60 days after the end of each calendar quarter consolidated unaudited financial statements of ACT, and unaudited financial statements for AMREIT II, respectively, for each of such Borrower's first three quarters of each fiscal year together with a calculation showing Tangible Net Worth;

         (iv) quarterly and annual consolidated and consolidating financial statements of ACT within five Business Days of their release; and

         (v) copies of all 10-Ks, registration statements and other "corporate finance" SEC filings (other than 8-Ks) by the Borrower and its Affiliates, within fifteen Business Days of their filing with the SEC; provided, that, ACT will provide Lender with a copy of ACT's annual 10-K filed with the SEC no later than 120 days after the end of the year.

         All required financial statements, information and reports shall be prepared in accordance with GAAP, or, if applicable to SEC filings, SEC accounting regulations; provided, that interim financial statements do not need to include footnotes.

         C. In conjunction with the delivery of each of the financial statements to be delivered by the Borrower pursuant to Sections VIII(B)(I) through (v), the Borrower shall deliver to the Lender an officer's certificate of the Borrower certifying that, as of the date of delivery of such financial statements, the Borrower is in compliance with all the terms of this Agreement including, without limitation, each of the covenants set forth in Section III(C).

         D. Lender covenants and agrees to preserve the confidentiality of any financial data concerning Borrower, any Affiliate of Borrower, or any Borrower's businesses or operations or any information with respect to which Borrower or any Affiliate has (a) an obligation of confidentiality to a third party (to the extent such obligation has been disclosed to Lender) or (b) informed Lender of the confidential nature of the specific information, except to the extent Lender is required to disclose such information pursuant to any applicable law, rule, regulation or order of any governmental authority; provided that (i) any information contained in any annual report, or any Form 10-K, Form 10-Q or Form 8-K reports (if any) which have been delivered to the SEC, or any annual or quarterly reports to the stockholders of Borrower subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, proxy material delivered to the stockholders of any Borrower or any report delivered to the SEC, or any other information that is in the public domain or has become publicly known, shall not in any event be deemed confidential, and (ii) Lender may make any information received by it available
(A) to a transferee of or participant in any interest in the Secured Note, provided that such transferee or participant agrees in writing to be bound by the provisions of this Section

VIII(D), (B) to any accountants or other professionals engaged by Lender, provided that each such accountant or professional agrees to be bound by the provisions of this Section VII(D), or (c) in connection with the enforcement of this Agreement or any litigation in connection therewith. Further, Lender agrees that, during the term of this Agreement it will not intentionally use the information provided by Borrower and not otherwise generally known or obtainable through sources other than Borrower to take any action to personally, by telephone or mail, solicit any underlying borrower for any purpose which is in conflict with the services and products which Borrower is providing or can provide with Borrower's current products and services to such underlying borrower, including to refinance loans made by Borrower to such underlying borrower, without the prior written consent of Borrower.

         Section IX. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

         A. Failure of the Borrower to (i) make any payment of interest or principal which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement, any other warehouse and security agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender or to any affiliate of the Lender or any other lender, unless in each instance the indebtedness was specifically non-recourse by its terms and Borrower and the lender under such indebtedness are not in litigation as a result of such loan default, (ii) pay or deliver any Restoration Amount within the time period specified in Section (IV)(c), or (iii) make a payment of any other amount payable under the terms of this Agreement or the Secured Note and such default shall have remained unremedied for five Business Days after notice thereof by Lender.

         B. A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against the Borrower or any of its Qualified or Non-Qualified REIT Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be discharged (or provision shall not be made for such discharge), bonded or paid, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof, and the Borrower or any such Qualified REIT Subsidiary and NonQualified REIT Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal.

         C. Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Pledged Eligible Assets to any person other than the Lender.

         D. The filing by the Borrower of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower to secure dismissal of any such petition filed against it within 60 days of such filing; the making of any general assignment by the Borrower for the benefit of creditors; the appointment of a receiver or trustee for the Borrower, or for any part of the Borrower's; the institution by the Borrower of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower; the institution of any such proceeding against the Borrower if the Borrower shall fail to secure dismissal thereof within 60 days thereafter; the consent by the Borrower to any type of insolvency proceeding against the Borrower (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section IX.

         E. Any material adverse change in the financial condition of the Borrower or the existence of any other condition which, in the Lender's sole determination reasonably exercised, constitutes an impairment of the Borrower's ability to perform its obligations under this Agreement or the Secured Note and which condition is not remedied within ten (10) days after written notice to the Borrower thereof or, if the conditions cannot be fully remedied within said ten (10) days, substantial progress has not been made within said ten (10) days toward remedy of the condition. For purposes of this Section IX(E), a breach of any financial covenant set forth in Sections III(C)(1), (5) and (6) shall be deemed to be a material adverse change in the financial condition of the Borrower constituting an impairment of the Borrower's ability to perform its obligations under this Agreement.

         F. Failure by the Borrower to service the Pledged Eligible Assets in substantial compliance with the servicing requirements set forth in Section VI hereof and such failure continues unremedied for a period of thirty days after notice thereof from Lender.

         G. Except as set forth in Section IX(E), above, a material breach by the Borrower of any representation, warranty or covenant set forth herein or in any Funding Notice, in the form of Exhibit D attached hereto, delivered by the Borrower to the Lender, and such breach relating to any other covenant herein remains unremedied for a period of 30 days after notice thereof from Lender or, if such breach is not reasonably susceptible to cure with such 30-day period, such longer period as may be reasonably required (but in no event in excess of 120 days in the aggregate) to cure such breach as long as Borrower has commenced such cure within the 30-day period and diligently prosecutes same to the satisfaction of Lender, or a use by the Borrower of the proceeds of the Loan for a purpose other than as set forth in Section I(1) hereof.

         H. Except with respect to non-recourse obligations of Borrower as provided in Section IX(A), any "event of default" under any agreement between the Borrower and the Lender or any affiliate of the Lender, after the expiration of any applicable grace or cure periods set forth in such agreement, including, without limitation, defaults under the Securitization Agreement or the Custodial Agreement.

         Section X. Remedies Upon Default.

         A. Upon the happening of one or more Events of Default, the Lender may
(x) refuse to make further Advances hereunder and (y) immediately declare the principal of the Secured Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided, that upon the occurrence of the Event of Default referred to in Section IX(D), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

         B. Upon the happening of one or more Events of Default, the Lender shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement. The Borrower and the Lender hereby acknowledge that the Lender's right to obtain physical possession of the Collateral is deemed for all purposes to be equivalent to the rights of "seizure of property or maintenance or continuation of perfection of an interest in property" as specified under Bankruptcy Code Sections 362(b) and 546(b)(2).

         C. Upon the happening of one or more Events of Default, the Lender shall have the right to direct all servicers and/or subservicers then servicing any Pledged Eligible Assets to remit all collections on the Pledged Eligible Assets to the Lender, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. Such disposition may be on either a servicing-released or a servicing-retained basis. The Lender shall be entitled to place the Pledged Eligible Assets which it recovers after any default in a pool for issuance of asset-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of Collateral, subject to the applicable requirements of the New York UCC. The Lender shall also be entitled to sell any or all of such Eligible Assets individually for the prevailing price as a commercially reasonable disposition of Collateral subject to the applicable requirements of the New York UCC. The specification in this Section of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the New York UCC) at the option of the Lender.

         D. Following the occurrence and during the continuance of an Event of Default, interest shall accrue on the Loan at a default interest rate of LIBOR plus 5.00%.

         Section XI. Indemnification. (a) The Borrower agrees to hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of this Agreement, the Secured Note, the Custodial Agreement or any transaction contemplated hereby or thereby resulting from anything other than the Lender's gross negligence or willful misconduct

         (b) The Borrower shall reimburse the Lender for any of the Lender's reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, execution and enforcement of this Agreement, the Secured Note and the Custodial Agreement, the Securitization Agreement and the transactions contemplated hereby and thereby including, without limitation, due diligence review costs, reasonable attorney's fees and, subject to Section XII below, any other costs and expenses incurred by the Lender in determining the acceptability to the Lender of (i) any Eligible Assets.

         (c) The Borrower shall indemnify and hold Lender harmless against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, or asserted against the Lender and relating to arising out of any Hedge Loss or other loss relating to any hedging instrument, except for losses caused by the Lender's negligence or willful misconduct. The Borrower's obligations under this Section XI(c) shall be secured by the Collateral.

         (d) The Borrower's agreements in this Section shall survive the payment in full of the Secured Note and the expiration or termination of this Agreement. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Note is secured by the Collateral, the obligations of the Borrower under the Secured Note are recourse obligations of the Borrower.

         Section XII. Periodic Due Diligence Review. Lender has the right to perform continuing due diligence reviews with respect to the Pledged Eligible Asset and for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each of the Borrowers agree that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Commercial Loan Asset Files and any and all documents, records, agreements, instrument or information relating to such Pledged Eligible Asset in the possession or under the control of any Borrower and/or the Custodian. The Lender shall use reasonable efforts to perform each such due diligence review within three Business Days. The Borrower shall also make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Commercial Loan Asset Files and the Pledged Eligible Assets. Without limiting the generality of the foregoing, the Borrowers acknowledge that the Lender may make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender in the Underwriting Transmittal and/or the Commercial Loan/Asset Schedule and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Pledged Eligible Assets securing such Loan, including without limitation conducting a property site inspection and otherwise regenerating the information used to originate such Mortgage Loan. The Borrower agrees to cooperate with the Lender in connection with such underwriting, including, but not limited to, providing the Lender with access to any and all documents, records, agreements, instruments or information relating to such Pledged Eligible Assets in the possession, or under the control, of the Borrower. Subject to any applicable Due Diligence Cap, the Borrower further agrees that the Borrower shall reimburse the Lender for any and all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this
Section XII ("Due Diligence Costs"); and (ii) in the event that a Default or an Event of Default shall have occurred, the Borrower shall reimburse the Lender for all Due Diligence Costs and no such Due Diligence Cap (as herein defined) shall apply. For Pledged Eligible Assets over $15,000,000, all Construction Loans and all loans with a Debt Service Coverage Ratio below 1.0 to 1.0, the due diligence cap shall be the actual cost, not to exceed $1,500 per real property asset securing such Pledged Eligible Asset. For all other Pledged Eligible Assets, the annual due diligence cap shall be the actual cost, not to exceed $5,000 in the aggregate. The limitations on due diligence set forth in this paragraph is referred to as the "Due Diligence Cap." Moreover, Borrower shall provide any additional information in connection with each Pledged Eligible Asset that Lender reasonably requests.

         Section XIII. Power of Attorney. The Borrower hereby authorizes the Lender, at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's agent and attorney-in-fact to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of the Borrower as its agent and attorney-in-fact. This power of attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of an Event of Default hereunder.

         Section XIV. Choice of Law; Agreement Constitutes Security Agreement. This Agreement shall be governed by the laws of the State of New York (without regard to choice of law principles thereof), and shall constitute a security agreement within the meaning of the New York UCC. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AGREEMENT OR THE SECURED NOTE SHALL BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

         Section XV. Lender May Act Through Affiliates. The Lender may, from time to time, designate one or more affiliates for the purpose of performing any action hereunder.

         Section XVI. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

If to the Borrower:

AMRESCO CAPITAL TRUST
700 North Pearl Street
Suite 2400
Dallas, Texas  75201
Attention:   Michael L. McCoy, General Counsel
Phone Number:  214-953-7733
Fax Number:  214-953-7757

If to the Lender and/or Prudential Securities Credit Corporation:

Prudential Securities Incorporated
Investment Banking
One New York, 18th Floor
New York, New York  10292
Attention:  Peter Riemenschneider
Phone Number:  212-778-4282
Fax Number: 212-778-5099

With copies to:

Prudential Securities Incorporated
One Seaport Plaza, 30th Floor
New York, New York  10292-2018
Attention:  Frederick Robustelli, Esq.
Phone Number: 212 214-6813
Fax Number:   212-214-7938

and

Prudential Securities Incorporated
One Seaport Plaza, 27th Floor
New York, New York  10292
Attention:  Elizabeth Castagna
Phone Number:  212-214-7775
Fax Number:  212-214-7572

and

Prudential Securities Incorporated
One New York Plaza, 15th Floor
New York, New York  10292-2015
Attention:  Jeff Theodorou
Phone Number:  212-778-7444
Fax Number:  212-778-3293

and

Peter T. Healy, Esq.
O'Melveny & Myers LLP
275 Battery Street, 26th Floor
San Francisco, California  94111
Phone Number:  415-984-8700
Fax Number:  415-984-8701


         Section XVII. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         Section XVIII. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         Section XIX. Additional Borrowers. Lender acknowledges that from time to time ACT may need to form additional Qualified REIT Subsidiaries and/or Non-Qualified REIT Subsidiaries. Upon delivery of a written notice of formation of subsidiaries and an explanation of the purpose for such subsidiaries, Lender agrees to allow such subsidiaries to be added as a Borrower for purposes of financing Eligible Assets.

         Section XX. No Exclusivity. Lender acknowledges that this Agreement may not be the exclusive source to Borrower for interim financing for Eligible Assets and that Borrower may have other interim warehouse facilities. Lender's rights with respect to any Securitization extends only to Pledged Eligible Assets financed pursuant to this Agreement.

         Section XXI. Joint and Several Liability. Any liability of a Borrower under this Agreement or any certificate or other agreement delivered in connection herewith shall be the joint and several liability of ACT, AMREIT I, and AMREIT II and any other Subsidiary that is or becomes a Borrower.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                             AMRESCO CAPITAL TRUST


                             By:    /s/ THOMAS J. ANDRUS
                                ----------------------------
                             Name:  Thomas J. Andrus
                                  --------------------------
                             Title: Executive Vice President
                                  -----------------------------
                                    and Chief Financial Officer
                                  -----------------------------


                             AMREIT I, INC.


                             By:    /s/ THOMAS J. ANDRUS
                                ----------------------------
                             Name:  Thomas J. Andrus
                                  --------------------------
                             Title: Executive Vice President
                                   ----------------------------
                                    and Chief Financial Officer
                                   ----------------------------


                             AMREIT II, INC.


                             By:    /s/ THOMAS J. ANDRUS
                                ----------------------------
                             Name:  Thomas J. Andrus
                                  --------------------------
                             Title: Executive Vice President
                                   ----------------------------
                                    and Chief Financial Officer
                                   ----------------------------


                             PRUDENTIAL SECURITIES CREDIT
                             CORPORATION


                             By:    /s/ JEFF K. FRENCH
                                ----------------------------
                             Name:  Jeff K. French
                                  --------------------------
                             Title: Vice President
                                   -------------------------

                                   Appendix I


         Certain Definitions. The following capitalized terms are either defined below or in the corresponding sections specified below:

         "ACT" means AMRESCO Capital Trust.

         "Advance" - Section I(1).

         "Advanced Amount" - Section I(3)(b).

         "Advance Rate" - Sections I(2)(b) and I(3)(c).

         "Affiliate" means, when used with reference to a specified person, (i) any person that directly or indirectly controls or is controlled by or is under common control with the specified person, (ii) any person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified person is an officer, partner or trustee, or with respect to which the specified person serves in a similar capacity, and (iii) any person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified person or which the specified person is directly or indirectly the owner of 5% or more of any class of equity securities; provided, however, that ACT will not be treated as an Affiliate of the Manager and its Affiliates and provided further that with respect to Borrower, Affiliate shall not include any Non-Qualified REIT Subsidiary, joint venture, partnership limited liability company, UPREIT, DOWNREIT or structure unless such entity becomes Borrower hereunder.

         "Agreement" - Introductory Clause.

         "AMREIT I" means the wholly-owned Qualified REIT Subsidiary of ACT.

         "AMREIT II" means the Non-Qualified REIT Subsidiary of ACT.

         "AMREIT Managers, L.P." means the Manager of ACT.

         "Applicable Interest Rate Spread" - Section I(3)(b).

         "Borrower" means individually and collectively, ACT, AMREIT I and AMREIT II.

         "BPS" - Section I(3)(b).

         "Bridge Loan" means a Mortgage Loan used for temporary financing.

         "Budgeted Costs" - Section I(2)(a)


                                 Appendix I-1

         "Business Day" means any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in the State of New York or State of Texas or State of Georgia are authorized or obligated by law or executive order to be closed.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" - Section II.

         "Collateral Deficiency Situation" shall be deemed to be existing as of any day on which (a) the outstanding principal amount of the Loan as of such day exceeds, by more than $250,000, (b) the sum of the applicable Advance Rate for each Pledged Eligible Asset times the lesser of (i) the outstanding principal balance of each such Pledged Eligible Asset and (ii) the Market Value of each such Pledged Eligible Asset.

         "Commercial Loan/Asset Files" - Section II.

         "Commercial Loan/Asset Schedule" - Section I(2)(a)(I).

         "Construction Loan" means a Mortgage Loan the proceeds of which are to be used to finance the costs of the initial construction of real property.

         "Coverage Ratio" means, with respect to Borrower, on a consolidated basis, a ratio of Borrower's earnings before interest, taxes, depreciation and amortization, to scheduled interest on Total Indebtedness.

         "Custodial Agreement" - Section II.

         "Custodian" - Section II.

         "Custodian's Certification" - Section I(2)(iv).

         "Debt Service Coverage Ratio" or "DSCR" means, with respect to any Mortgage Loan, the number reflected on the Commercial Loan/Asset Schedule as being the ratio of (i) any interest reserve funded or to be funded by Borrower (up to a maximum of one year) in connection with a Mortgage Loan, plus net operating income of the Mortgaged Property securing the Mortgage Loan, as determined by Borrower in accordance with its underwriting guidelines, to (ii) debt service at the current pay rate on the Mortgage Loan; provided, however, that at the expiration of the period provided for in Borrower's Underwriting Transmittal for the Mortgaged Property to achieve a stabilized occupancy, the DSCR, to the extent necessary to calculate the Eligible Asset Value or for any other purpose hereunder, will be based upon the actual net income of the Mortgaged Property.

         "Due Diligence Cap" - Section XII.

         "Due Diligence Costs" - Section XII.


                                  Appendix I-2

         "Eligible Asset Value" means, with respect to any Eligible Asset, the product of LTV for such Eligible Asset multiplied by the value of collateral related to such Eligible Asset as determined by Borrower.

         "Eligible Assets" - Section I(1).

         "Event of Default" - Section IX.

         "Eurodollar Business Day" - Section I(3)(a)

         "Extended Maturity Date" means, one or more dates to which the Maturity Date is extended as specified in a Credit Increase Confirmation and Note Amendment.

         "First Securitization" - Recitals.

         "Funding Date" - Section I(2).

         "Funding Notice" - Section I(2)(a)(I).

         "GAAP" means, generally accepted accounting principles consistently applied as in effect at the time of the application of the provisions of this Agreement.

         "Hedge Loss" shall mean, with respect to any Interest Rate Protection Agreement entered into by the Borrower with the Lender or any Affiliate thereof (in either case, the "Hedging Counterparty") the amount, if any, owed thereunder by Borrower to the Hedging Counterparty as of any date of determination, in the aggregate, minus the sum of (a) all Hedge Losses previously paid by the Borrower to the Hedging Counterparty in connection with such Interest Rate Protection Agreement, if any, and (b) any amount the Borrower has received from the Hedging Counterparty with respect to such Interest Rate Protection Agreements.

         "Initial Advance" means the first Advance relating to a Pledged Eligible Asset, such as a Construction Loan or Rehabilitation Loan, for which more than one Advance may be made.

         "Interest in Real Property" mean, among other things, an interest in Mortgage Loans or land and improvements thereon, such as buildings or other inherently permanent structures (including items that are structural components of such buildings or structures), a leasehold of real property, and an option to acquire real property (or a leasehold of real property). An "interest in real property" also generally includes an interest in Mortgage Loans secured by controlling equity interests in entities treated as partnerships for federal income tax purposes that own real property, to the extent that the principal balance of the mortgage does not exceed the fair market value of the real property that is allocable to the equity interest.

         "Interest Rate" - Section I(3)(a).


                                  Appendix I-3

         "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans, any short sale of US Treasury Security, or futures or forward contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower and the Lender, PSI, an Affiliate of Lender or PSI, or a third party reasonably acceptable to the Lender.

         "Investment Grade" means securities rated AAA through BBB - (or equivalent rating) by any of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc.

         "Lender" means Prudential Securities Credit Corporation

         "LIBOR" - Section I(3)(a).

         "Loan" - Section I(1).

         "LTV" means the number specified in the Commercial Loan/Asset Schedule as the percentage determined by dividing the maximum committed loan or investment amount by the value of the collateral related to such loan or investment as determined by Borrower.

         "Management Agreement" means the Management Agreement dated as of May 12, 1998 by and between ACT and the Manager.

         "Manager" means AMREIT Managers, L.P.

         "Manager Role" - Recitals.

         "Market Value" means, as of any date in respect of an Eligible Asset or Pledged Eligible Asset, the price at which such Eligible Asset or Pledged Eligible Asset (together with any Interest Rate Protection associated with such asset) could be sold in an orderly manner, as determined in good faith by the Lender in its sole and reasonable discretion.

         "Maturity Date" means the earlier to occur of (a) July 1, 2000 and (b) 60 days following the termination of the Securitization Agreement by Borrower; provided, that, in the Lender's sole discretion and upon the Borrower's written request, the Lender may extend the term of this Agreement. Each Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

         "Material Adverse Effect" shall mean a material adverse change regarding (a) the Property, business, operations, financial condition or prospects of the Borrower, (b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and


                                  Appendix I-4
remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral.

         "Mezzanine Loan" means a commercial real estate loan the repayment of which is subordinated to a senior Mortgage Loan and which is secured either by a second lien mortgage or a pledge of the ownership interests of the borrower (such loans can also take the form of a joint venture interest in or equity investment in the borrower).

         "Minimum Advance Rate" - Section I(2)(d).

         "Mortgage Loan" means a commercial loan secured by real property and a Mezzanine Loan(s).

         "Mortgaged Property" means the real property and improvements securing a Mortgage Loan.

         "Non-Qualified REIT Subsidiary" means any corporation in which ACT owns 10% or less of the voting shares in such corporation.

         "New York UCC" - Section I(4)(a).

         "Other Real Estate Asset" means, with respect to any Pledged Eligible Asset, a real estate asset of the Company which is not a Mortgage Loan, Mezzanine Loan, Rehabilitation Loan, Construction Loan or Wet-Ink Eligible Asset.

         "Participating Loan" means a Mortgage Loan that entitles the lender to the receipt of interest at a stated rate, plus a percentage of the pledged real estate's revenues or cash flow, or a specified percentage or fixed amount of the net proceeds from any sale of the property, which Participating Loan may be a Mezzanine Loan, Construction Loan, Rehabilitation Loan, Bridge Loan or other Mortgage Loan.

         "Pledged Eligible Assets" means, as of any date of determination, any Eligible Assets then held by the Custodian on behalf of the Lender to secure the Loan.

         "PSI" means Prudential Securities Incorporated.

         "Qualified REIT Subsidiary" means any corporation if 100 percent of the stock of such is held by ACT at all times during such corporation's existence or otherwise satisfies Section 856(I)(2) of the Code.

         "Rehabilitation Loan" means a Mortgage Loan, the proceeds of which are used to finance the acquisition and renovation or rehabilitation of existing real property.

         "REIT" means a real estate investment trust, as defined under Section 856 of the Code.


                                  Appendix I-5

         "REMIC" means a real estate mortgage investment conduit.

         "Request for Additional Advance" - Section IV(B)(1).

         "Restoration Amount" means, as of any date of determination, the amount, if any, by which (i) the outstanding principal amount of the Loan as of such date (including accrued interest thereon) exceeds (ii) the sum of the applicable Advance Rate for each Pledged Eligible Asset times the lesser of (1) the Market Value of each Pledged Eligible Asset), and (2) the outstanding principal balance of each such Pledged Eligible Asset.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Secured Note" - Section I(6).

         "Secured Obligations" - Section II.

         "Securitization" - Recitals.

         "Securitization Agreement" means the agreement executed as of even date herewith between Borrower and PSI regarding the securitization of some of the Pledged Eligible Assets.

         "Supplemental Commercial Loan/Asset Schedule" - Section VIII(A).

         "Tangible Net Worth" means, for any calendar quarter, total shareholder's equity reflected in ACT's financial statements on a consolidated basis prepared in accordance with GAAP less goodwill, patents, trademarks, copyrights, franchises and any other items which would be treated as intangibles under GAAP. A schedule of Tangible Net Worth shall be prepared by Borrower within 60 days after the end of each calendar quarter and such schedule shall be delivered to Lender. Lender shall have 10 days to disapprove of such schedule by citing any specific defects in a written notice to Borrower. Borrower shall then have 10 days to cure all such defects. If Borrower cures such defects in Lender's reasonable discretion, such schedule shall be deemed approved by Lender.

         "Total Indebtedness" means, for any period, the aggregate indebtedness of Borrower during such period computed in accordance with GAAP less (i) the amount of any non-specific balance sheet reserves maintained in accordance with GAAP, (ii) obligations under any Interest Rate Protection Agreement, (iii) loan or investment commitments or loan take-out agreements issued by Borrower in the ordinary course of its business, (iv) obligations to indemnify parties involved in Securitization or the underwriting and placement (whether publicly or privately) of ACT's shares of beneficial interest or other indemnities made in the ordinary course of business, (v) endorsements for collection or deposit in the ordinary course of Borrower's business, and (vi) obligations for which Borrower is not the obligor but which are required to be included on Borrower's financial statements by GAAP.

         "Underwriting Transmittal" - Section I(2)(I).


                                  Appendix I-6

         "Wet-Ink Eligible Assets" means an Eligible Asset (other than a Construction Loan or Other Real Estate Asset) which (a) is secured by a first lien or second lien on, or partnership or limited liability company interests in, multifamily or commercial real estate; (b) has a DSCR of 1.0 or greater;
(c) has a total committed loan or investment amount less than or equal to $40,000,000; and (d) is pledged to the Lender simultaneously with the origination or acquisition thereof by Borrower, which origination or acquisition is financed in part or in whole with an Advance made directly to Borrower or an approved settlement agent. A Mortgage Loan shall cease to be a Wet-Ink Eligible Asset upon the Custodian's receipt and verification by the Custodian of the related Commercial Loan/Asset File (including all related mortgage loan documents) and Lender's subsequent approval thereof.


                                  Appendix I-7

                                  Appendix II

                    REPRESENTATIONS AND WARRANTIES REGARDING
                          ALL PLEDGED ELIGIBLE ASSETS

1. As to each Pledged Eligible Asset, Borrower hereby represents and warrants to Lender that as of the related Closing Date; provided however, that any such representation and warranty may be modified as set forth in, or an exception thereto may be contained in, the executed Underwriting Transmittal in effect for such Pledged Eligible Asset:

         (a) Commercial Loan/Asset Schedule. The information set forth in the related Commercial Loan/Asset Schedule is true, complete and correct in all material respects.

         (b) Origination. Such Pledged Eligible Asset complied, on the date such asset was originated ("Closing Date"), in all material respects with all terms conditions and requirements of the Borrower's underwriting and closing guidelines as approved by Lender, (the "Guidelines") then in effect, except as disclosed by Borrower in writing in the list of exceptions included in the Underwriting Transmittal and approved by Lender.

         (c) Disbursement of Proceeds. The closing of such Pledged Eligible Asset was in compliance, in all material respects, with Borrower's Guidelines then in effect except as disclosed in writing in the list of exceptions included in the related Commercial Loan/Asset File or the Underwriting Transmittal and thereby approved by Lender, and the proceeds, or the applicable portion thereof, of such Pledged Eligible Asset have been disbursed in accordance with the related loan documents ("Pledged Asset Documents"). Except as disclosed in writing in the list of exceptions included in the related Underwriting Transmittal, any and all requirements imposed by Borrower as to the status of any on-site or off-site improvements related to the related real property ("Property") and the disbursement of any escrow funds therefor have been complied with as of the date of the Underwriting Transmittal. All costs, fees and expenses incurred in connection with the origination and closing of such Pledged Eligible Asset, including, without limitation, recording costs and fees, have been paid to the appropriate Person or arrangements have been made for their payment to the appropriate Person on a timely basis by the related mortgagor or borrower, and the related mortgagor is not entitled to any refund of any amounts paid or due under the related promissory note or contract or the related mortgage, if any, except for a refund of a cost, fee or expense related to the origination or closing of such Pledged Eligible Asset which borrower is obligated to pay, and has made arrangements to pay, in full on a timely basis.

         (d) Documents Valid. Each representation and warranty of Borrower set forth in Section IIIB of this Agreement or this Appendix to this Agreement, to the extent related to the enforceability of any instrument, agreement or other document or as to offsets, defenses, counterclaims or rights of rescission related to such enforceability is qualified to the extent that (i) enforcement may be limited (A) by bankruptcy, insolvency, reorganization fraudulent conveyance, redemption, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (B) by general principles of equity (regardless of whether such


                                 Appendix II-1
enforcement is considered in a proceeding in equity or at law), and (c) by any applicable anti-deficiency law or statute, and (ii) such instrument, agreement or other document contains certain provisions which may be unenforceable in accordance with their terms, in whole or in part, but the unenforceability of such provisions will not (A) cause the related note or contract or mortgage, if any, to be void, (B) invalidate the related borrower's obligation to pay interest on, and repay the principal of, the related Pledged Eligible Asset in accordance with the payment terms of the related note or contract, the related mortgage, if any, and other written agreements delivered to Borrower in connection therewith, (c) invalidate the obligation of any related guarantor to pay guaranteed obligations with respect to interest on, and the principal of, the related Pledged Eligible Asset in accordance with the payment terms of such guarantor's written guaranty, (D) impair the mortgagee's right to accelerate and demand payment of the interest on, and principal of, the related Pledged Eligible Asset upon the occurrence of a legally enforceable default, or (E) impair the mortgagee's right to realize against the related Property, if any, by judicial or, if applicable, nonjudicial foreclosure except as provided in any subordination agreement and subject to applicable law.

         (e) Pledge of Security Interest; Note or Contract Endorsement. The related pledge of Lender's security interest in the related collateral documents ("Security Documents") is in recordable or otherwise appropriate form and constitutes Borrower's legal, valid and binding assignment to Lender of any related mortgage, assignment of leases and rents and/or other collateral. Borrower's endorsement and delivery of the related note or contract in accordance with the terms of this Agreement constitutes Borrower's legal, valid and binding assignment to Lender of such note or contract, and together with the related assignment of Security Documents legally and validly conveys all right, title and interest of Borrower in such Pledged Eligible Asset to Lender.

         (f) No Modification, Release or Satisfaction. Neither the Security Documents nor the related note or contract has been impaired, waived, modified, altered, satisfied, canceled or subordinated or rescinded by Borrower, and the related Property has not been released from the lien of such Security Documents or the lien of the senior lender and the related mortgagor has not been released by Borrower from its obligations under such Security Documents, in whole or in any part, in each such event in a manner which materially interferes with the benefits of the security intended to be provided by such Security Documents except as provided in the loan documents or as set forth on the respective Underwriting Transmittal. No instrument has been executed by Borrower that would effect any such waiver, modification, alteration, satisfaction, cancellation, subordination, rescission or release, with the exception of the written instruments (i) which are a part of the related Commercial Loan/Asset File, (ii) which have been recorded if necessary to protect the interests of Lender, and (iii) the substance of which is included in the list of exceptions in such Underwriting Transmittal.

         (g) Escrow Deposits. All escrow deposits and other escrow payments required under the related Pledged Asset Documents to be paid to Borrower prior to the Funding Date have been paid to, and are in the possession of, or under the control of, or have been applied in accordance with their intended purposes by, Borrower or its agent.


                                 Appendix II-2

         (h) No Buydowns or Third Party Advances. Borrower has not, directly or indirectly, advanced funds, induced or solicited any payment from a Person other than the related obligor or, to the best of Borrower's knowledge, received any payment from a Person other than such obligor, for the payment of any amount required under the related note or contract or Security Documents, except for (a) interest accruing from the date of such note or contract or date of disbursement of the Pledged Eligible Asset proceeds, whichever is later, to the date which precedes by 30 days the first due date under the related promissory note or contract, (b) interest paid pursuant to any interest reserve specified in the Underwriting Transmittal or (c) payments from any tax, insurance or other reserves specified in the Underwriting Transmittal. The Pledged Asset Documents contain no provisions pursuant to which monthly payments are (x) paid or partially paid with funds deposited in any separate account established by borrower, the related mortgagor or anyone on behalf of such mortgagor, or (y) paid by any source other than such mortgagor (except provisions pertaining to a related guarantor's obligations under the terms of such guarantor's written guaranty) and contain no similar provision which may constitute a "buydown" provision unless disclosed in the Underwriting Transmittal.

         (i) No Condemnation or Damages. To the best of Borrower's knowledge, there are no proceedings pending or threatened for the total or partial condemnation of the related Property as of the applicable closing date, except for any proceedings as to partial condemnation which are disclosed in writing in the list of exceptions included in such Underwriting Transmittal. To the best of Borrower's knowledge, each Pledged Eligible Asset is being used for the purpose(s) set forth in the Underwriting Transmittal and is in good repair and free of any damage, waste or defective condition that would materially or adversely affect the value of the property as security for a Pledged Eligible Asset or for the use the property was intended at the time of the origination of the Pledged Eligible Asset.

         (j) Title Survey; Improvements. The related Commercial Loan/Asset File includes an ALTA/ACSM Land Title Survey with respect to the related Property or, if an ALTA/ACSM Land Title Survey is not available or as otherwise approved in writing by Lender an as-built survey with respect to such Property which satisfied the requirements of the title insurance company for its deletion of the standard general exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records from the related title insurance policy as required by the Guidelines. In either such event, such survey has been certified by the surveyor to Borrower if a mortgagee, or the owner of the Property if Borrower is not the mortgagee and the title insurance company in accordance with the applicable requirements of the Guidelines and satisfies the other applicable requirements set forth in the Guidelines, except as disclosed in writing in the list of exceptions included in such Underwriting Transmittal. In reliance on the survey and the Title Policy (defined below), except for encroachments and similar matters which do not materially and adversely affect such Property as security for such Pledged Eligible Asset or which are disclosed in writing in the list of exceptions included in such Underwriting Transmittal, (i) none of the improvements which were included for the purpose of determining the value of such Property at the time of the origination of such Pledged Eligible Asset lie outside the boundaries and building restriction lines of such Property, (ii) no improvements on adjoining properties materially encroach upon such Property,


                                 Appendix II-3
and (iii) to the best of Borrower's knowledge (based upon a representation or opinion obtained from the related mortgagor), no improvements located on or forming a part of such Property are in violation of any applicable zoning and building laws or ordinances.

         (k) Compliance with Laws. To the best of Borrower's knowledge (based upon a representation or opinion obtained from the related mortgagor), (i) the related Property complies, in all material respects, with all laws and regulations pertaining to the use and occupancy thereof, other than applicable zoning and building laws and regulations (addressed in Section 1.(j) above) and Environmental Laws (as defined and addressed in Sections (t) and (u) below) and all applicable insurance requirements, and (ii) the related mortgagor has obtained or will obtain all inspections, licenses, permits, authorizations and certificates necessary for such compliance, including but not limited to, certificates of occupancy and fire underwriter certificates. Borrower has not received notification from any governmental authority that such Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspections, licenses or certificates, as the case may be.

         (l) Title Insurance. The related Property (excluding any related personal property) is covered by an ALTA lender's or owner's title insurance policy or, if an ALTA lender's or owner's title insurance policy is unavailable, another state-approved form of lenders title insurance policy issued by a qualified insurer, in an amount not less than the stated original principal amount of such Pledged Eligible Asset (a "Title Policy") and, if the Pledged Eligible Asset is a loan, insuring that the related mortgage is a valid lien on such Property with a priority corresponding to the priority stated in its Underwriting Transmittal, subject to the Permitted Exceptions described in Subsection 2(a) below. Borrower has not taken, or omitted to take, any action, and, to the best of Borrower's knowledge, no other Person has taken, or omitted to take, any action, that would materially impair the coverage benefits of any such title insurance policy. Such title policy does not include the general exception for intervening liens which appeared in the commitment for such title insurance.

         (m) Hazard Insurance. The related Property is insured by a fire and extended perils insurance policy, issued by a commercial insurer, providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke and, to the extent required by Borrower consistent with the Guidelines then in effect against earthquake and other risks insured against for which Persons operating like properties in the locality of such Property obtain insurance, in an amount not less than the lesser of (i) the full replacement cost of all improvements to such Property, and (ii) the outstanding principal balance of such Pledged Eligible Asset, but in any event in an amount sufficient to avoid the operation of any co-insurance provisions contained in such insurance policy. The related mortgage contains provisions requiring the related mortgagor to maintain business interruption and/or rental continuation coverage sufficient to protect against loss for such period as shall be consistent with the requirements of the Guidelines under a policy issued by a qualified insurer. If any improvement on such Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1968, as amended, such Property is insured by a flood


                                 Appendix II-4
insurance policy, issued by a qualified insurer, meeting the current requirements of the Federal Insurance Administration in an amount not less than the lesser of (A) the stated principal amount of the related promissory note or contract, and (B) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. In the event Borrower is the mortgagee, each such insurance policy includes a lender's loss payable endorsement in favor of Borrower and requires the insurer to endeavor to provide at least 30 days' prior written notice to Borrower of termination or cancellation, and no such notice has been received by Borrower. To the best of Borrower's knowledge, such insurance policies are in full force and effect. To the best of Borrower's knowledge, all premiums due and payable on such insurance policies prior to the Funding Date have been paid and nothing has occurred that would materially impair the benefits of coverage thereunder. In connection with the placement of any such insurance, no commission, fee or other compensation has been or will be received by Borrower or, to the best of Borrower's knowledge, any officer, director or employee of Borrower. The related mortgage, if any, obligates the related mortgagor to maintain all such insurance and, at such mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at such mortgagor's cost and expense and to seek reimbursement therefor from such mortgagor.

         (n) Proceeds of Mortgage Loan. To the best of Borrower's knowledge, the proceeds of such Pledged Eligible Asset have not been and shall not be applied to satisfy, in whole or in part, any debt owing by the related mortgagor to an affiliate of Borrower with respect to the origination of such Pledged Eligible Asset whereby such affiliate has taken or will take (i) a discounted pay-off of such debt in connection with such application, or (ii) a subordinated lien on any property securing such debt or an equity interest in the related mortgagor in connection with such application unless, in any such case, such fact is disclosed in the list of exceptions included in the related Commercial Loan/Asset File.

         (o) Customary Provisions. The related promissory note or contract or the related mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Property of the benefits of the security.

         (p) Pledged Eligible Asset Terms. The interest rate on such promissory note constituting a Mortgage Loan Document or contract is as set forth in the Commercial Loan/Asset Schedule; provided, however, that if such promissory note or contract relates to an adjustable rate note, the mechanism by which the interest rate is adjusted shall be set forth in the Commercial Loan/Asset Schedule. Except as specified in the Underwriting Transmittal relating to an accrual rate of interest in excess of a required pay rate of interest, the related Mortgage Loan Documents do not provide for any negative amortization. The related mortgage, if any, provides for the appointment of a receiver for rents, or the mortgagee's entry into possession of the related Property to collect rents, in connection with an event of default or acceleration.

         (q) Inspection. Consistent with the provisions of the Guidelines, Borrower has inspected or has caused the related Property to be inspected in connection with the origination of such Pledged Eligible Asset no earlier than six months prior to the initial Funding Date.


                                 Appendix II-5

         (r) No Notice of Bankruptcy. Borrower has no knowledge nor has it received any notice that the related Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

         (s) Access Routes. Based upon the information provided Borrower in the Pledged Asset Documents, at the Closing Date of such Pledged Eligible Asset,
(i) the underlying borrower had sufficient rights with respect to amenities, ingress and egress and similar matters to support the intended use described in the Underwriting Transmittal, and (ii) to the best of Borrower's knowledge, such Property was receiving or has access to adequate services from public or private water, sewer and other utilities.

         (t) Environmental Assessment. In connection with the origination of such Pledged Eligible Asset, a Phase I environmental assessment and report and, if recommended by the Phase I report, a Phase II environmental assessment and report with respect to the related Mortgage Property were obtained from an independent environmental engineer or consultant; and such report(s) did not indicate the existence of conditions or circumstances respecting such Property that would (i) constitute or result in a material violation of any applicable Environmental Law, (ii) impose any material constraint on the operation of such Property or require material change in the use thereof, or (iii) require clean-up, remedial action or other response with respect to Hazardous Materials on or affecting such Property under any applicable Environmental Law, with the exception of conditions or circumstances (A) which such report(s) indicated could be cleaned up, remediated or brought into compliance with applicable Environmental Law by the taking of certain actions, and (B) either (1) for which a hold-back or other escrow of funds, if any, not less than the costs of taking such clean-up, remediation or compliance actions as estimated in such report(s) has been created to be held by Borrower or an escrow agent until such clean-up, remediation or compliance actions have been taken, (2) for which an environmental insurance policy in an amount satisfactory to Borrower has been obtained by the related mortgagor or an indemnity for such costs has been obtained from a potentially culpable party, or (3) such clean-up, remediation or compliance actions in compliance with applicable Environmental Law have been completed prior to the related Funding Date, or (4) for which other arrangements disclosed to Lender have been made. For purposes of this Agreement, the term "Hazardous Materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, and any other substance or material as may be defined as a hazardous or toxic substance under any applicable Environmental Law; and the term "Environmental Law" shall mean any environmental law ordinance, rule, regulation or order of a federal, state or local governmental authority including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq), the Hazardous Material Transportation Act, as amended (49 U.S.C. 1801 et seq,), the Resource Conservation and Recovery Act, as amended (42 U.S.C. 6901 et seq,), the Federal Water Pollution Control Act, as amended (33 U.S.C. 12S1 et seq.,), the Clean Air Act (42 U.S.C. 7401 et seq.), as amended, and the regulations promulgated pursuant thereto.


                                 Appendix II-6

         (u) Notice of Environmental Problem. Except for the notices, if any, described in the list of exceptions included in the related Underwriting Transmittal and furnished to the environmental engineer or consultant in connection with its assessment(s) described in Section (t) above (and addressed by such engineer or consultant in such assessments), Borrower has not received actual notice from: (i) any federal, state or other governmental authority of
(A) any failure of the related Property to comply with any applicable Environmental Laws, or (B) any known or threatened release of Hazardous Materials on or from such Property in violation of Environmental Laws; or (ii) the related mortgagor that (A) such mortgagor has received any such notice from any such governmental authority, (B) such Property fails to comply with Environmental Laws, or (C) there is any known or threatened release of Hazardous Materials on or from such Property in violation of Environmental Laws.

         (v) No Untrue Information. No statement, report or other document furnished by or on behalf of Borrower or any affiliate thereof in writing (including writings in electronic form) pursuant to this Agreement relating to such Pledged Eligible Asset contains any untrue statement by Borrower or any affiliate thereof of any material fact or an omission by Borrower or any Affiliate thereof of a material fact necessary to make the statements contained therein not misleading. Based upon its review of its files and such inquiry as is customary by a prudent commercial mortgage lender, Borrower does not know or have reason to know that any such statement, report or other document furnished by or on behalf of Borrower or any Affiliate thereof in writing (including writings in electronic form) pursuant to this Agreement relating to such Pledged Eligible Asset incorporating any statement, report or other document furnished to Borrower by any underlying borrower or any other Person contains any untrue statement by any other Person of any material fact or an omission of a material fact necessary to make the statements contained therein not misleading.

2. As to each Pledged Eligible Asset which constitutes a Mortgage Loan or other Pledged Eligible Asset, if applicable, and is secured by an interest in real property, Borrower hereby represents and warrants to Lender that as of the related Funding Date; provided however, that any such representation and warranty maybe modified as set forth in, or an exception thereto may be contained in, the executed Underwriting Transmittal in effect for such Pledged Eligible Asset:

         (a) Lien Position. The related mortgage is a valid, subsisting and enforceable lien on the related Property (including all buildings and improvements on such Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time prior to the related Funding Date with respect to the foregoing, but excluding any related personal property), which Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for (i) any liens of a prior lender described in the Title Policy and Underwriting Transmittal, (ii) liens for real estate taxes and special assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage which do not materially and adversely
(1) affect the value of such Property, and (2) interfere with the related mortgagor's use of such Property for the intended purposes therefor, (iv) leases and


                                 Appendix II-7
subleases pertaining to such Property which Borrower, in accordance with the Guidelines, did not require to be subordinated to the lien of such mortgage, and (iv) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage ("Permitted Exceptions"). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the related Pledged Eligible Asset establishes and creates a valid, subsisting and enforceable lien on and a security interest in the property described therein, and Borrower has full right to sell and assign the same to Lender.

         (b) No Taxes or Assessments. All taxes and governmental assessments which became due and owing prior to the Funding Date in respect of the related Property (excluding any related personal property) and which, if left unpaid, would be or might become, a lien on such Property having priority over the related mortgage, have been paid or an escrow of funds in an amount sufficient to cover such taxes and assessments has been established.

         (c) No Mechanics Liens. In reliance on the related Title Policy and to the best of Borrower's knowledge, the related Property (excluding any related personal property) is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof, and no rights are outstanding that, under law, could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of the related mortgage, except those which are insured against by the Title Policy.

         (d) UCC Financing Statements. One or more Uniform Commercial Code financing statements covering all furniture, fixtures, equipment and other personal property in which Mortgagor has an interest (i) which are collateral under the related Security Documents executed and delivered in connection with such Pledged Eligible Asset, and (ii) in which a security interest can be perfected by the filing of Uniform Commercial Code financial statement(s) under applicable law have been filed or recorded (or have been sent for filing or recording) in all Uniform Commercial Code filing offices necessary to the perfection of a security interest in such furniture, fixtures, equipment and other personal property under applicable law.

         (e) Property Leased to Tenants. As to each Pledged Eligible Asset other than a multifamily property secured by a Property which is subject to one or more leases that are relied on for purposes of determining the DSCR of such loan, Borrower has obtained estoppel certificates from tenants (or, at a minimum, tenants occupying 90% of the net leased area relied on in determining the DSCR, but specifically including any such tenant who leases 25% or more of the net leasable are of the Mortgage Property), and other information with respect to the leases ("Leases") relating to such Property in which the underlying borrower is the landlord or lessor thereunder (including copies thereof) and the tenants with such Leases as required by the Guidelines, and based upon such investigation by Borrower:

              (i) To the best of Borrower's knowledge, the related mortgagor is complying, in all material respects, with each lease pertaining to the Property except as

                                 Appendix II-8
     disclosed in writing in the list of exceptions included in the related Underlying Transmittal.

              (ii) Except as disclosed in writing in the list of exceptions included in the related Underwriting Transmittal, no Lease with respect to 10% or more of the net leasable area of such Property requires the landlord to rebuild or repair any damages or destruction to the leased premises or to compensate the tenant for any condemnation affecting the leased premises.

              (iii) Except as disclosed in writing in the list of exceptions included in the related Underwriting Transmittal, to the best of Borrower's knowledge, (A) no Lease with respect to 10% or more of the net leasable area of such Property contains an option to purchase or any right of a tenant to terminate the Lease or vacate the leased premises prior to expiration of the lease term, (B) each Lease is in full force and effect,
     (C) each tenant is current in the payment of rent due under each Lease of 10% or more of the net leasable area of such Property and has not paid the remaining rents more than one month in advance, and (D) such Commercial Loan/Asset File contains true and complete copies of each Lease, as amended.

         (f) Mortgage Loans Secured by Ground Lease. With respect to each Pledged Eligible Asset that is secured in whole or in part by the interest of a related mortgagor as a lessee under a ground lease of the related Property (a "Ground Lease"), either (i) the ground lessor's related fee interest in such Property (the "Fee Interest") is subject to or subordinate to the lien of the related mortgage as set forth in the Commercial Loan/Asset Schedule, or (ii):

              (A) such Ground Lease is in full force and effect and such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease does not prohibit the interest of the related lessee thereunder from being encumbered by the related mortgage; and there have been no material changes in the terms of any such Ground Lease except as set forth in written instruments which are part of the related Commercial Loan/Asset File;

              (B) except as may be indicated in the related Title Policy referred to in Section 1.(l) above, such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than the related Fee Interest;

              (C) the related lessee's interest in such Ground Lease may be transferred to Lender and its successors and assigns through foreclosure of the related Mortgage or conveyance in lieu of foreclosure and, thereafter, may be transferred to another Person by Lender and its successors and assigns upon notice to, but without the consent of, the related lessor (or, if any such consent is required, either (1) it has been obtained prior to the Funding Date, or (2) it will not to be unreasonably withheld);


                                 Appendix II-9

              (D) the related lessor is required to give notice of any default under such Ground Lease by the related lessee to the Borrower either under the terms of such Ground Lease (the related lessor having received notice of the related mortgage) or under the terms of a separate written agreement binding upon the related lessor;

              (E) except as disclosed in writing in the list of exceptions included in the related Underwriting Transmittal, before the related lessor may terminate such Ground Lease because of a default thereunder by the related lessee, Borrower is entitled, under the terms of such Ground Lease or a separate written agreement binding upon the related lessor, to receive notice of such default and to cure or, alternatively, to commence proceedings to foreclose the related mortgage plus a reasonable opportunity to cure such default after foreclosure or a conveyance in lieu of foreclosure if Borrower pursues foreclosure in good faith and with due diligence;

              (F) except as expressly approved by Lender in writing, the currently effective term of such Ground Lease (excluding any extension or renewal which is not binding on the lessor thereunder) extends not less than ten years beyond the maturity date of the related Pledged Eligible Asset;

              (G) except as expressly approved by Lender in writing, under the terms of such Ground Lease and the related Mortgage, taken together, any related property insurance proceeds other than in respect of a total or substantially total loss or taking, would be applied either (1) to the repair or restoration of the damaged portion of the related Property, with the mortgagee or a trustee or escrow agent appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except where such mortgage provides that the related mortgagor or its agent may hold and disburse such proceeds), or (2) to the payment of the outstanding principal balance of such Pledged Eligible Asset together with any accrued interest thereon;

              (H) such Ground Lease does not impose any restrictions on subletting which Borrower considered to be commercially unreasonable at the time of origination of such Pledged Eligible Asset; and

              (I) Borrower has not received any notice and otherwise has no knowledge that (1) the lessor under such Ground Lease is asserting a default by the lessee or an event of default thereunder, or (2) any event has occurred which, with the passage of time, the giving of notice, or both (other than rental or other payments being due, but not yet delinquent), would result in a default or an event of default under the terms of such Ground Lease.

         (g) Deed of Trust. With respect to each related mortgage that is a deed of trust or trust deed, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with applicable law. Except in connection with a trustee's sale after default by the related mortgagor


                                Appendix II-10
or in connection with the release of the related Property following the payment of such Pledged Eligible Asset in full, no fees or expenses are payable by Lender to such trustee.

         (h) Type of Property. The related Property consists of an estate in fee simple or leasehold estate in real property and improvements thereon as set forth in the Commercial Loan/Asset Schedule.


         (i) Mortgage Acceleration Provisions. The related mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of such Pledged Eligible Asset in the event that the related Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as provided in any subordination agreement contained in the Commercial Loan/Asset File.

         (j) No Additional Collateral. The related promissory note or contract is not, and has not been, secured by any collateral except the lien of the related mortgage and the Security interest of any related Security Documents assigned pursuant to the related assignment to Lender. Except for any cross-collateralizations described in the Underwriting Transmittal, such mortgage was not given as collateral or security for the performance of obligations of any Person other than the related mortgagor.

         (k) Assignment of Leases and Rents. Any related assignment of leases and rents incorporated within the related mortgage or set forth in a separate document creates a valid assignment of, or security interest in, the right to receive all payments due under the related Leases, if any, with a priority corresponding to the priority stated in the Underwriting Transmittal and subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law); and no Person other than the related mortgagor owns any interest in the right to receive any payments due under such Leases that is superior to or of equal priority with the mortgagee's interest therein.

         (l) Default, Breach and Acceleration. There is no monetary default, breach, violation or event of acceleration existing under the related Pledged Eligible Asset or the related documents to such Pledged Eligible Asset and no event (other than a failure to make payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a monetary default, breach, violation or event of acceleration. In addition, to the best of Borrower's knowledge there is no non-monetary default, breach, violation or event of acceleration.


                                 Appendix II-11

                                                                      Exhibit A

                                  SECURED NOTE

                     Dated as of ___________________, 1998

         FOR VALUE RECEIVED, the undersigned, AMRESCO CAPITAL TRUST, a real estate investment trust organized under the laws of the State of Texas, AMREIT I, INC., a Delaware corporation, and AMREIT II, INC., a Delaware corporation, each having an address at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (individually and collectively, the "Borrower"), jointly and severally, promise to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, whose address is One New York Plaza, New York, New York 10292 (the "Lender"), on or before each Maturity Date the amount then outstanding (including accrued interest at the rate(s) set forth in the Agreement) under that certain Interim Warehouse and Security Agreement, dated as of July 1, 1998, between the Borrower and the Lender (as amended from time to time, the "Agreement"). Initially, the maximum principal amount which may be outstanding is $400,000,000 (subject to certain limitations as set forth therein). Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

         The holder of this Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule to be maintained by the Lender (which schedule may be obtained upon Borrower's request), and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

         MAXIMUM RATE OF INTEREST: It is intended that the rate of interest herein shall never exceed the maximum rate, if any, which may be legally charged on the Loan evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

         DUE DATE: The Loan evidenced hereby not paid before each Maturity Date shall be due and payable on each Maturity Date.

         PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or to such other place as the Lender may from time to time direct by written notice to the Borrower.

         PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the


                                  Exhibit A-1

Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 1:00 p.m. New York City time shall be deemed to be received on the next Business Day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness.

         SECURITY: This Note is issued pursuant to the Agreement and is secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

         DEFAULTS: Upon the happening of an Event of Default (as defined in the Agreement), the Lender shall have all rights and remedies set forth in the Agreement.

         The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

         WAIVERS: The Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower. No extension of time for the payment of this Note, or an installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

         TERMINOLOGY: If more than one party joins in the execution of this Note, the covenants and agreements herein contained shall be the joint and several obligation of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.


                                  Exhibit A-2

         AGREEMENT: Reference is made to the Agreement for provisions as to Advances, rates of interest, mandatory principal repayments, collateral and acceleration. If there is any conflict between the terms of this Note and the terms of the Agreement, the terms of the Agreement shall control.

         APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE BORROWER HEREBY EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.


                                  Exhibit A-3

                                   AMRESCO CAPITAL TRUST


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   AMREIT I, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   AMREIT II, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



                                  Exhibit A-4

                                                                      Exhibit B

                                                            ______, 1998

[Custodian]

-------------------------

-------------------------

-------------------------


Re:      Interim Funding Arrangement for Eligible Assets

Gentlemen:

         I am the counsel to AMRESCO Capital Trust, a Texas real estate investment trust, AMREIT I, Inc., a Nevada corporation and AMREIT II, a Delaware corporation (individually and collectively, the "Borrower"). I have represented the Borrower in connection with the execution and delivery of the following documents:

            (i) Interim Warehouse and Security Agreement, dated as of ___________________, 1998 (the "Interim Warehouse and Security Agreement"), by and between the Borrower and Prudential Securities Credit Corporation (the "Lender");

            (ii) Secured Note executed as of ___________________, 1998 by the Borrower in favor of the Lender (the "Note");

            (iii) Custodial Agreement, dated as of ___________________, 1998 (the "Custodial Agreement"), among the Lender, the Borrower and ____________ (the "Custodian"); and

            (iv) Securitization Agreement, dated as of ______, 1998 by and between the Borrower and Prudential Securities Incorporated.

         Capitalized terms used herein, but not defined herein, shall have the meanings assigned to them in the Interim Warehouse and Security Agreement.

         I have examined executed copies of the Interim Warehouse and Security Agreement, the Note, and the Custodial Agreement. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower and such certificates of public officials, certificates of corporate officers, and other documents, and such questions of law, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions herein expressed, I have made the following assumptions: I) each party to each of the Interim Warehouse and Security Agreement and the Custodial Agreement (other than the Borrower) has the power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the


                                  Exhibit B-1

Interim Warehouse and Security Agreement and the Custodial Agreement by all parties thereto (other than the Borrower), and (iii) the validity and binding effect on all parties thereto (other than the Borrower) of each of the Interim Warehouse and Security Agreement and the Custodial Agreement.

         The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

         (a) The effect of insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws relating to or affecting the rights of creditors generally in the event of insolvency, reorganization, moratorium or receivership.

         (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (c) The unenforceability of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement has been entered into modifying such provisions.

         I am licensed to practice law in the State of Texas. For purposes of this opinion, I have assumed the laws of the State of Texas are substantially similar to the laws of the State of New York and the laws of the State of Texas. Subject to such assumption, each opinion hereinafter set forth is an opinion concerning only the law of the State of Texas and New York, the corporate laws of Texas, Nevada and Delaware and applicable federal law. All opinions expressed herein are based on laws, regulations and policy guidelines currently enforced and may be affected by future changes in law. Furthermore, no opinion is expressed herein regarding the applicable federal securities, state Blue Sky, legal investment or real estate syndication laws.

         Based upon the foregoing, and subject to the last paragraph hereof, I am of the opinion that:

         1. The Interim Warehouse and Security Agreement, the Note, and the Custodial Agreement and the Securitization Agreement each constitutes the valid, legal and binding agreement of the Borrower, and each is enforceable against the Borrower in accordance with its terms.

         2. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the States of Texas or New York for the execution, delivery and performance of the Interim Warehouse and Security Agreement, the Note, the Custodial Agreement or the Securitization Agreement, as applicable, by the Borrower, except such of which as have been obtained.


                                  Exhibit B-2

         3. The execution, delivery and performance by the Borrower of the Interim Warehouse and Security Agreement, the Note, the Custodial Agreement and the Securitization Agreement, does not conflict with or result in a breach of, or constitute a default under any law, rule or regulation of the federal government or of the States of Texas or New York.

         4. The execution, delivery and performance of the Interim Warehouse and Security Agreement, the Note and the Custodial Agreement and the Securitization Agreement by the Borrower will not result in a default under any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money to which the Borrower is a party.

         5. Upon the execution of the Interim Warehouse and Security Agreement, a valid security interest in the Eligible Assets and the proceeds thereof is granted to the Lender, which security interest would be a valid, first-priority, perfected security interest with respect to such Eligible Assets and the proceeds thereof upon the delivery of the Commercial Loan/Asset Files to the Custodian.

         6. Attached as Exhibit "A" and incorporated by reference herein is a listing of states in which the Borrower is licensed as a mortgage lender or maintains a comparable license. Attached as Exhibit "B" and incorporated by reference herein is a listing of states in which the Borrower has qualified to do business.

         This Opinion is furnished by me as counsel to the Borrower and is solely for the benefit of the addressees hereof; except that this Opinion may be relied upon by any holder in due course of the Note.

                                  Yours truly,






                                  Exhibit B-3

                                                                      Exhibit C

                        CREDIT INCREASE CONFIRMATION AND
                                 NOTE AMENDMENT

                             Dated ________________

         Reference is made to (x) the Interim Warehouse and Security Agreement, dated as of ___________________, 1998 (the "Interim Warehouse Agreement"), by and between Prudential Securities Credit Corporation (the "Lender"), and AMRESCO Capital Trust, AMREIT I, Inc. and AMREIT II, Inc. (collectively, the "Borrower") and (y) the Secured Note, dated as of ___________________, 1998 (the "Note"), from the Borrower to the Lender. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Interim Warehouse Agreement.

Section 1.

         (a) The "Maturity Date" referenced in the Interim Warehouse Agreement and in the Note shall be ___________________________.

         (b) [Any other changes.]

Section 2.

         As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement and of the Note are reconfirmed as of the date hereof. The Borrower hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Interim Warehouse Agreement and the Note.







                                  Exhibit C-1

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                   AMRESCO CAPITAL TRUST


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         -------------------------------------

                                   AMREIT I, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   AMREIT II, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   PRUDENTIAL SECURITIES CREDIT
                                   CORPORATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                  Exhibit C-2

                            Approval as to Legality

         I, , counsel to the Borrower hereby confirm that:

         I delivered, on ___________________, 1998, the opinion letter, a copy of which is attached hereto (the "Opinion Letter") relating to the Interim Warehouse Agreement and the Note.

         I have represented the Borrower in connection with its execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached.

         I hereby extend, as of the date hereof, the opinions set forth in the Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in the Opinion Letter.

                                  Yours truly,




                                  ----------------------------------------

Dated:
      -------------------------




                                  Exhibit C-3

                                                                      Exhibit D

                                 FUNDING NOTICE

                                                     _________ __, 199_
Prudential Securities Credit
 Corporation
One New York Plaza
New York, NY 10292

         Re: Interim Warehouse and Security Agreement dated as of ___________________, 1998 ("Agreement")

Gentlemen:

         Reference is made to the Agreement for defined terms used herein. Pursuant to Section I(2)(I) of the Agreement, this letter constitutes notice that the undersigned desires to obtain an Advance in the principal amount of $____________, with respect to the Eligible Assets shown on the attached Commercial Loan/Asset Schedule. Attached as Schedule I hereto is the calculation of the Advanced Amount in accordance with the Agreement including a breakdown of each calculation required to determine such Advanced Amount.

         The Borrower further represents, warrants and certifies that: (1) the undersigned has no notice or knowledge of any Event of Default; (2) the representations, warranties and covenants in the Agreement relating to the Eligible Assets shown on the attached Commercial Loan/Asset Schedule are true and correct as of the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto; and (3) each of the conditions precedent to an Advance listed in Section I(2) of the Agreement has been satisfied as of the date hereof.

         [Insert for Wet-Ink Fundings: Additionally, borrower represents, warrants and certifies that (i) none of the Eligible Assets are Construction Loans or Other Real Estate Assets, (ii) the Eligible Assets have been underwritten in general accordance with Borrower's underwriting guidelines or meet current market accordance with Borrower's underwriting guidelines or meet current market parameters for Securitization of such Eligible Assets), (ii) the eligible Assets meet the definition of a Wet-Ink Eligible Asset; and (iv) the aggregate advances for all Wet-Ink Eligible Assets that have not been subsequently approved by Lender does not exceed $50,000,000.]

                       [Insert Appropriate Borrower Name]





                                 Exhibit D - 1

                                   AMRESCO CAPITAL TRUST


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   AMREIT I, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   AMREIT II, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



                                 Exhibit D - 2

                                                                      Exhibit E


             Delivery Obligation Related to Wet-Ink Eligible Assets

1. Phase I Environmental Report meeting current ASTM specifications.

2. Phase II Environment Report (if recommended by the Phase I Report)

3. An engineering and structural report (unless waived by Lender).

   Each study, report or review will be based on a statement of work mutually acceptable to Lender and the Borrower, to the extent practical.

4. Comprehensive underwriting memorandum, including, at a minimum, the following: a property description; an analysis of the historical and projected property operating performance; rent roll; maps; photographs; lease and sale comparables; and borrower organization and financial information.



                                  Exhibit E-1